UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

MAXLINEAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid: $[ ]

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2051 Palomar Airport Road, Suite 100

Carlsbad, California 92011

(760) 692-0711

April 1, 2011

Dear Stockholder:

We are pleased to invite you to attend our 2011 Annual Meeting of Stockholders to be held on Friday, May 6, 2011 at 8:30 a.m., Pacific time, at our headquarters at 2051 Palomar Airport Road, Suite 100 in Carlsbad, California 92011. The formal meeting notice and proxy statement are attached.

At this year’s annual meeting, our stockholders will be asked to

•	elect the two nominees for Class II director named in the proxy statement to hold office until our 2014 annual meeting of stockholders;

•

elect the one nominee for Class II director named in the proxy statement as the Class B director elected exclusively by the holders of the Class B common stock, voting as a separate class, to hold office until our 2014 annual meeting of stockholders;

•	vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2010, as set forth in this proxy statement;

•	vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation; and

•	ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Your vote is important. Whether or not you plan to attend the annual meeting, it is important that your shares be represented, and we hope you will vote as soon as possible. Please vote promptly by mailing a completed proxy card in the enclosed return envelope (which is postage prepaid if mailed in the United States). Please remember to sign and date your card. If you hold shares of our Class A common stock through a broker, bank, or other nominee holder, please follow the voting instructions provided. You may be able to vote by telephone or over the Internet.

Thank you for your ongoing support of MaxLinear. We look forward to seeing you at our annual meeting.

Sincerely,

Kishore Seendripu, Ph.D.

Chairman of the Board of Directors and Chief Executive Officer

MAXLINEAR, INC.

2051 Palomar Airport Road, Suite 100

Carlsbad, California 92011

(760) 692-0711

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:30 a.m., Pacific time, on Friday, May 6, 2011

Place	MaxLinear’s headquarters, 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011

Items of Business

•    To elect the two nominees for Class II director named in the accompanying proxy statement to be elected by the holders of Class A common stock and Class B common stock, voting together as a single class, to hold office until our 2014 annual meeting of stockholders or until their respective successors are duly elected and qualified.

•    To elect the one nominee for Class II director named in the proxy statement as a Class B director elected by the holders of the Class B common stock, voting as a separate class, to hold office until our 2014 annual meeting of stockholders or until his respective successor is duly elected and qualified.

•    To vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2010, as set forth in this proxy statement.

•    To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation.

•    To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

•    To transact any other business that may properly come before the 2011 annual meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a MaxLinear stockholder of record as of the close of business on the record date, March 21, 2011.

Meeting Admission	You are entitled to attend the annual meeting only if you were a MaxLinear stockholder as of the close of business on the record date or otherwise hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Annual Report	Our 2010 annual report is enclosed with these materials as a separate booklet. You may also access our 2010 annual report by visiting www.envisionreports.com/MXL, if you are a stockholder of record, or www.edocumentview.com/MXL, if you hold shares through a broker, bank, trustee, or nominee. Our 2010 annual report is not a part of the proxy solicitation materials.

Voting	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled Questions and Answers About the Proxy Materials and annual meeting beginning on page 1 of this proxy statement, or your enclosed proxy card.

IMPORTANT NOTICE REGARDING THE PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2011: The notice of annual meeting, proxy statement and 2010 annual report are available by visiting www.envisionreports.com/MXL, if you are a stockholder of record, or www.edocumentview.com/MXL, if you hold shares through a broker, bank, trustee, or nominee.

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

i

TABLE OF CONTENTS (continued)

ii

MAXLINEAR, INC.

2051 Palomar Airport Road, Suite 100

Carlsbad, California 92011

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held May 6, 2011

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our Chairman and Chief Executive Officer, Kishore Seendripu, Ph.D. and our Vice President and Chief Financial Officer, Adam Spice, to serve as proxies for the annual meeting.

Why am I receiving these materials?

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our 2011 annual meeting of stockholders, which will take place on Friday, May 6, 2011 at 8:30 a.m., Pacific time, at our headquarters located at 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

This proxy statement and the accompanying proxy card, notice of annual meeting, and voting instructions are being mailed starting April 1, 2011 to all stockholders of record entitled to vote at the annual meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our board of directors, and certain other required information.

How do I get electronic access to the proxy materials?

The notice of annual meeting, proxy statement, and 2010 annual report are available by visiting www.envisionreports.com/MXL, if you are a stockholder of record, or www.edocumentview.com/MXL, if you hold shares through a broker, bank, trustee, or nominee.

What items of business will be voted on at the annual meeting?

The items of business scheduled to be voted on at the annual meeting are as follows:

•

The election of the two nominees for Class II director named in this proxy statement elected by the holders of Class A common stock and Class B common stock, voting together as a single class, to hold office until our 2014 annual meeting of stockholders or until their respective successors are duly elected and qualified.

•

To elect the one nominee for Class II director named in the proxy statement as the Class B director elected by the holders of the Class B common stock, voting as a separate class, to hold office until our 2014 annual meeting of stockholders.

•	To vote, on an advisory basis, regarding the compensation of the named executive officers for the year ended December 31, 2010, as set forth in this proxy statement.

•	To vote, on an advisory basis, on the frequency of a stockholder vote on executive compensation.

•

The ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” each of the two nominees for Class II director named in the proxy statement elected by the holders of Class A common stock and Class B common stock, voting together as a single class.

•	“FOR” the one nominee for Class II director named in the proxy statement as the Class B director elected by the holders of the Class B common stock, voting as a separate class.

•	“FOR” on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2010.

•	“FOR” 1 year in the vote for the frequency for advisory votes on executive compensation.

•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2011 fiscal year.

What shares can I vote?

Each share of our Class A common stock and Class B common stock issued and outstanding as of the close of business on March 21, 2011, the record date for the 2011 annual meeting of stockholders, is entitled to vote on all items being considered at the 2011 annual meeting, excluding the election of the Class II director elected by the holders of our Class B common stock, voting separately as a class. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or other nominee. On the record date, we had 32,159,991 shares of common stock issued and outstanding, consisting of 15,938,684 shares of Class A common stock and 16,221,307 shares of Class B common stock.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of Class A common stock is entitled to one vote for each share of Class A common stock held as of the record date, and each holder of shares of Class B common stock is entitled to one vote for each share of Class B common stock held as of the record date. The Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited, except for Proposal Number 2, which provides that one Class B director will be elected by the holders of the Class B common stock, voting as a separate class.

What is the difference between the voting rights of Class A common stock and Class B common stock?

Holders of our Class A and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share with respect to transactions that would result in a change of control of MaxLinear or, in certain cases, that relate to our equity incentive plans. In addition, holders of our Class B common stock are entitled, voting separately as a class, to elect two members of board of directors. Of the proposals currently being considered at the 2011 annual meeting, only Proposal Number 2 will implicate the preferential voting rights of our Class B common stock.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many MaxLinear stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you by MaxLinear. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the annual meeting. We have enclosed or sent a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the annual meeting?” and on your proxy card.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, or other similar organization, you are considered the beneficial owner of shares held in street name, and the notice of annual meeting, proxy statement, and 2010 annual report were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, he or she may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the annual meeting, you may vote by following the instructions provided by your broker or other nominee.

How can I contact MaxLinear’s transfer agent?

Contact our transfer agent by writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940 or telephoning (866) 298-8535 or (781) 575-2879.

How can I attend the annual meeting?

You are entitled to attend the annual meeting only if you were a MaxLinear stockholder as of the record date or you hold a valid proxy for the annual meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to March 21, 2011, a copy of the voting instruction card provided by your broker, bank, or nominee, or other similar evidence of ownership.

If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, by indicating your plans when prompted.

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

By mail

Complete, sign and date the enclosed proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board of directors.

If you are a stockholder of record and the prepaid envelope is missing, please mail your completed proxy card to MaxLinear, Inc., c/o

Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

If you are a beneficial owner of shares, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank or other nominee holder of record. Simply complete and mail the proxy card provided to the address provided by your broker, bank or other nominee holder of record.

You may still attend the annual meeting in person even if you have already voted by proxy.

By telephone or on the Internet

If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

If you are a beneficial owner of shares, your broker, bank or other holder of record may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at MaxLinear, Inc., 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011 prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 2051 Palomar Airport Road, Suite 100, Carlsbad, California, 92011, by contacting our corporate secretary.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within MaxLinear or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the voting power of our issued and outstanding Class A and Class B common stock (voting together as a single class) be present in person or represented by proxy. Where a separate vote by a class or classes or series is required, as is the case for Proposal Number 2 in this proxy statement, which provides that one Class B director will be elected by the holders of the Class B common stock, voting as a separate class, a majority of the voting power of the shares of such class or classes or series must be present in person or represented by proxy to constitute a quorum entitled to take action with respect to that vote on that matter. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the meeting to another date.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Election of Class II directors elected by the holders of Class A common stock and Class B common stock, voting together as a single class	Plurality of the Class A common stock and Class B common stock, voting together as a single class	No
Election of Class II director elected by the holders of Class B common stock, voting separately as a class	Plurality of the Class B common stock, voting separately as a class	No
Advisory Vote on Executive Compensation	Majority of the shares present, represented, and entitled to vote at the meeting	No
Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation	Plurality of the Class A common stock and Class B common stock	No
Ratification of Ernst & Young LLP	Majority of the shares present, represented, and entitled to vote at the meeting	Yes

If you are a beneficial owner, your broker, bank or other nominee holder of record is permitted to vote your shares on the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, even if the record holder does not receive voting instructions from you. Due to recent rule changes, however, your broker, bank, or other nominee holder of record does not have discretionary authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. This represents a change from prior years when brokers, banks and other nominee holders of record had discretionary voting authority in the election of directors. In addition, discretionary voting is not allowed with respect to the proposals seeking advisory votes on executive compensation and the frequency for seeking such an advisory stockholder vote. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of directors and the two advisory compensation proposals to your broker, bank, or other nominee holder of record.

Election of Class II directors by the Holders of Class A Common Stock and Class B Common Stock

The nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors elected by the holders of Class A common stock and Class B common stock, voting together as a single class. You may vote “FOR” or “WITHHOLD” for each director nominee. A properly executed proxy marked “WITHOLD” with respect to the election of a Class II director will not be voted with respect to such director although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Election of Class II director Elected by the Holders of Class B Common Stock

The nominee receiving the highest number of affirmative “FOR” votes will be elected as a Class II director by the holders of Class B common stock, voting separately as a class. You may vote “FOR” or “WITHHOLD” for the director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a Class II director by the holders of Class B common stock will not be voted with respect to such director although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Advisory Vote on Executive Compensation

The affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers for the year ended December 31,

2010. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation

The choice of frequency that receives the highest number of affirmative “FOR” votes will be considered the advisory vote of our stockholders. You may vote “FOR” one year, “FOR” two years, or “FOR” three years or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of the stockholder vote on executive compensation will not be voted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect on the outcome of this proposal.

Ratification of Ernst & Young LLP

The affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal is required to ratify the selection by our audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

What happens if additional matters are presented at the annual meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kishore Seendripu, Ph.D. and Adam Spice, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Who will count the votes?

A representative of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

Who will bear the cost of soliciting votes for the annual meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, and other nominee holders of record for the cost of forwarding proxy materials to beneficial owners.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure,

stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our notice of annual meeting, proxy statement and 2010 annual report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who wish to participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting, proxy statement, 2010 annual report and accompanying documents, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940 or by telephone at (866) 298-8535 or (781) 575-2879.

If you participate in householding and wish to receive a separate copy of this notice of annual meeting, proxy statement, 2010 annual report and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare Trust Company, N.A. as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2012 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices no later than December 3, 2011; provided, however, that in the event that we hold our 2012 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2011 annual meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

MaxLinear, Inc.

Attn: Corporate Secretary

2051 Palomar Airport Road, Suite 100

Carlsbad, California 92011

Fax: (760) 444-8598

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the notice of a meeting given by or at the direction of our board of directors, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2012 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than January 17, 2012, and

•	not later than the close of business on February 16, 2012.

In the event that we hold our 2012 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2011 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the later of the following two dates:

•	the 90th day before such annual meeting: or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the corporate secretary of MaxLinear at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance and Board Committees— Process for Recommending Candidates to the Board of Directors” on page 14.

In addition, our bylaws permit stockholders to nominate directors, other than Class B directors nominated and elected solely by holders of Class B common stock, for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. Also, rules recently adopted by the SEC provide certain stockholders with the right to nominate candidates to our board of directors in our proxy materials (referred to as “proxy access”); however, the effectiveness of these rules has currently been stayed by the SEC, but may be in effect next year for our 2012 annual meeting of stockholders.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing MaxLinear’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

MaxLinear Policies on Business Conduct

We are committed to the highest standards of integrity and ethics in the way we conduct our business. In connection with our initial public offering and the listing of our Class A common stock on the New York Stock Exchange in March 2010, we adopted a code of ethics and employee conduct that applies to our board of directors and all of our employees, including our chief executive officer, principal financial officer, and principal accounting officer. Our code of conduct establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.

Under our code of conduct, each of our directors and employees is required to report suspected or actual violations. In addition, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are administered by our audit committee.

Our code of conduct is available at our website by visiting www.maxlinear.com and clicking through “Investors,” “Corporate Governance,” and “Code of Conduct.” When required by the rules of the New York Stock Exchange (NYSE) or the Securities and Exchange Commission (SEC), we will disclose any future amendment to, or waiver of, any provision of the code of conduct for our chief executive officer, principal financial officer, or principal accounting officer or any member or members of our board of directors on our website within four business days following the date of such amendment or waiver.

Corporate Governance Principles

Our board of directors has adopted a set of principles that establish the corporate governance policies pursuant to which our board of directors intends to conduct its oversight of MaxLinear. Among other things, these corporate governance principles address the establishment and operation of board committees, the role of our Lead Director, and matters relating to director independence and performance assessments.

Our corporate governance principles are available at our website by visiting www.maxlinear.com and clicking through “Investors,” “Corporate Governance,” and “Corporate Governance Guidelines.”

Role and Composition of the Board

As identified in our corporate governance principles, the role of our board of directors is to oversee the performance of our chief executive officer and other senior management. Our board of directors is responsible for hiring, overseeing, and evaluating management while management is responsible for running our day-to-day operations.

Our board of directors is currently comprised of eight members, but will be reduced to seven at the 2011 annual meeting in connection with the resignation of Class I director Kenneth P. Lawler. Two directors are elected exclusively by the holders of our Class B common stock, voting as a separate class. At least one of these directors must be an executive officer nominated by our nominating and governance committee, with the consent of our founders holding a majority-in-interest of the outstanding Class B common stock over which the founders then exercise voting control. Our founders are executive officers Kishore Seendripu, Ph.D., Curtis Ling, Ph.D., Madhukar Reddy, Ph.D., Kimihiko Imura, Brendan Walsh, and several other employees and former employees named in our amended and restated certificate of incorporation. The current Class B directors are Drs. Ling and Seendripu.

Our remaining directors are elected by the holders of our Class A common stock and Class B common stock, voting together as a single class. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three year term to succeed the class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2011 for the Class II directors, 2012 for the Class III directors, and 2013 for the Class I directors.

2010 Board Meetings

During fiscal 2010, our board of directors held ten (10) meetings. Each of our directors attended or participated in 75% or more of the meetings of the board of directors and 75% or more of the meetings held by all committees of the board of directors on which he served during the past fiscal year.

Board Leadership Structure

As described below, our board of directors is led by directors Kishore Seendripu, Ph.D. and Thomas E. Pardun. Dr. Seendripu founded MaxLinear and has served as our Chairman, President and Chief Executive Officer since inception. In addition, Mr. Pardun, an independent director with substantial board and executive leadership experience, currently serves as our Lead Director.

Lead Director

Our corporate governance principles require that we designate one independent, non-employee director to serve as Lead Director. In November 2009, prior to our initial public offering, our board of directors appointed Mr. Pardun as our Lead Director, and he continues to serve in that capacity. The Board chose Mr. Pardun as our Lead Director because of his substantial executive experience in the technology and telecommunications industries and his extensive board leadership experience. In addition to MaxLinear, Inc., Mr. Pardun currently serves on the board of directors of four other public technology companies, including serving as non-executive chairman of Western Digital Corporation. As Lead Director, Mr. Pardun’s responsibilities include:

•	coordinating and moderating executive sessions of our independent directors;

•

advising the chairman as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties;

•	confirming the agenda with the chairman for meetings of our board of directors;

•	holding regular update sessions with the chairman of our board of directors;
•	acting as the principal liaison between the independent directors and the chairman on sensitive issues; and

•	performing such other duties as our board of directors may from time to time delegate to the Lead Director to assist our board of directors in the fulfillment of its responsibilities.

Our board believes that these responsibilities of the Lead Director appropriately and effectively complement MaxLinear’s combined chairman and chief executive officer structure as described below.

Chairman of the Board

Our current bylaws provide that the chairman of the board of directors will be our chief executive officer. Our corporate governance principles provide that the board will fill the chairman and chief executive officer positions based upon the board’s view of what is in our best interests at any point in time. Our board of directors believes that Dr. Seendripu’s service as both chairman and chief executive officer, in combination with Mr. Pardun’s service as Lead Director, is in the best interests of MaxLinear and its stockholders.

Given his long tenure with and status within MaxLinear, our board of directors believes Dr. Seendripu possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing MaxLinear, and we believe he is best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. We also believe his combined role enables decisive leadership, ensures clear accountability, and enhances MaxLinear’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers.

In addition, we believe the working relationship between Dr. Seendripu and Mr. Pardun, on the one hand, and between Mr. Pardun and the other independent directors, on the other, enhances and facilitates the flow of information between management and our board as well as the ability of our independent directors to evaluate and oversee management and its decision-making.

Director Independence

As a company listed on the New York Stock Exchange, we are required under NYSE listing requirements to maintain a board comprised of a majority of “independent” directors, as determined affirmatively by our board. In March 2011, our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our board of directors determined that directors Steven C. Craddock, Kenneth P. Lawler, Albert J. Moyer, Thomas E. Pardun, David Liddle, Ph.D., and Donald E. Schrock, representing a majority of our directors, are “independent directors” as defined under the rules of the NYSE. Kishore Seendripu, Ph.D. and Curtis Ling, Ph.D. are not considered independent directors because of their employment as our chief executive officer and chief technical officer, respectively.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our board of directors has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting. These executive sessions are chaired by our Lead Director. Drs. Ling and Seendripu, as the only two management directors, do not participate in sessions of non-management directors.

Board’s Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance, and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for a given company. The involvement of our full board of directors in reviewing our business is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk.

While our board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. The charter of our audit committee provides that one of the committee’s responsibilities is oversight of certain compliance matters. In addition, in setting compensation, our compensation committee strives to create incentives that encourage a level of risk taking consistent with our business strategy and to encourage a focus on building long term value that does not encourage excessive risk-taking.

In connection with its oversight of compensation-related risks, our compensation committee has reviewed our compensation programs and practices for employees, including executive and non-executive programs and practices. In its review, our compensation committee evaluated whether our policies and programs encourage unnecessary or excessive risk taking and controls, and how such policies and programs are structured with respect to risks and rewards, as well as controls designed to mitigate any risks. As a result of this review, our compensation committee determined that any risks that may result from our compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on MaxLinear.

At periodic meetings of the board and its committees and in other meetings and discussions, management reports to and seeks guidance from the board and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and efforts and investment policy and practices.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee, and a nominating and governance committee.

Audit Committee. Our audit committee currently consists of directors Albert J. Moyer, Thomas E. Pardun, and Steven C. Craddock. Mr. Moyer is the chairman of the audit committee. Former director Edward E. Alexander served as a member of our audit committee throughout fiscal 2010 until October 29, 2010. Following Mr. Alexander’s resignation from our board, director Donald E. Schrock joined our audit committee and served until March 18, 2011, when he was replaced by Mr. Craddock. Our board of directors has determined that each of the members of our audit committee is independent and financially literate under the current rules and regulations of the SEC and the New York Stock Exchange and that Mr. Moyer qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. Our board of directors has further determined that Mr. Moyer’s simultaneous service on more than three audit committees does not impair the ability of Mr. Moyer to effectively serve as a member and chairman of our audit committee.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•	oversees the work of our independent registered public accounting firm;

•	approves the hiring, discharge and compensation of our independent registered public accounting firm;

•	approves engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;

•	reviews the qualifications, independence, and performance of the independent registered public accounting firm;

•	reviews our financial statements and our critical accounting policies and estimates;

•	reviews management’s assessment of our internal controls; and

•	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements, and our publicly filed reports.

We comprised our audit committee in 2009 in connection with preparing for an initial public offering. Mr. Moyer joined our board in October 2009 and was appointed chairman of the audit committee. Our audit committee held five (5) meetings during fiscal 2010. Our audit committee operates under a written charter approved by our board of directors. The charter is available on our website by visiting www.maxlinear.com and clicking through “Investors,” “Corporate Governance,” and “Audit Committee.”

Compensation Committee. Our compensation committee is currently comprised of David Liddle, Ph.D., Thomas E. Pardun, and Donald E. Schrock, each of whom qualifies as an independent director under the applicable rules and regulations of the SEC and the NYSE. Mr. Pardun is the chairman of our compensation committee. Our compensation committee oversees our corporate compensation programs. The compensation committee also:

•	reviews and recommends policies relating to compensation and benefits of our executive officers and employees;

•	reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

•	evaluates the performance of our executive officers in light of established goals and objectives;

•	recommends compensation of our executive officers based on its evaluations; and

•	administers the issuance of stock options and other awards under our equity incentive plans.

See “Compensation of Non-Employee Directors” and “Executive Compensation” for a description of our processes and procedures for the consideration and determination of executive and director compensation.

Our compensation committee held eight (8) meetings during fiscal 2010. Our compensation committee operates under a written charter approved by the board of directors, which is available on our website by visiting www.maxlinear.com and clicking through “Investors,” “Corporate Governance,” and “Compensation Committee.”

Nominating and Governance Committee. Our nominating and governance committee is comprised of Steven C. Craddock, Albert J. Moyer, and Donald E. Schrock, each of whom qualifies as an independent director under the applicable rules and regulations of the SEC and the NYSE. Mr. Schrock is the chairman of the nominating and governance committee. Director Kenneth P. Lawler served as a member of our nominating and governance committee throughout fiscal 2010 and until March 18, 2011, when he was replaced by Mr. Craddock. Our nominating and governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The nominating and governance committee also:

•	evaluates and makes recommendations regarding the organization and governance of the board of directors and its committees;

•	assesses the performance of members of the board of directors and makes recommendations regarding committee and chair assignments;

•	recommends desired qualifications for board of directors membership and conducts searches for potential members of the board of directors; and

•	reviews and makes recommendations with regard to our corporate governance guidelines.

Our nominating and governance committee will consider recommendations of candidates for the board of directors submitted by stockholders of MaxLinear; see “Process for Recommending Candidates for Election to the Board of Directors” below.

Our nominating and governance committee held five (5) meetings during fiscal 2010. Our nominating and governance committee operates under a written charter approved by the board of directors, which is available on our website by visiting www.maxlinear.com and clicking through “Investors,” “Corporate Governance,” and “Nominating and Governance Committee.”

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are Dr. Liddle, Mr. Pardun, and Mr. Schrock. Mr. Pardun is the chairman of our compensation committee. None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Identifying and Evaluating Director Nominees

Our nominating and governance committee has established policies and procedures relating to the consideration of any individual recommended or otherwise introduced, whether by management, another director, stockholders, or third parties, as a prospective director nominee.

The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources.

In its evaluation of director candidates, including the members of the board of directors eligible for re-election, our committee will consider the following:

•	The current size and composition of our board of directors and the needs of the board and it respective committees;

•

Factors such as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. Our committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

•	Other factors that our committee may consider appropriate.

Our committee requires the following minimum qualifications to be satisfied by any nominee for a position on the board:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing board;

•	The ability to assist and support management and make significant contributions to MaxLinear’s success; and

•	An understanding of the fiduciary responsibilities that are required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If our committee determines that an additional or replacement director is required, the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board, or management.

Process for Recommending Candidates to the Board of Directors

Our nominating and governance committee is responsible for, among other things, determining the criteria for membership to our board of directors and recommending candidates for election to the board of directors. It is the policy of the nominating and governance committee to consider recommendations for candidates to the board of directors from stockholders holding at least 100,000 shares of our Class A and/or Class B common stock continuously for at least twelve months prior to the date of submission of the recommendation. Stockholder recommendations for candidates to the board of directors must be directed in writing to MaxLinear, Inc., 2051 Palomar Airport Road, Suite 100, Carlsbad, California, 92011, Attention: Chief Financial Officer, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and MaxLinear, and evidence of the nominating person’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, judgment, diversity of professional experience, independence, area expertise, corporate experience, length of service, other commitments and the like, and personal references. For details regarding the process to nominate a director, under the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting,” please see “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?—Nomination of Director Candidate.”

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors to attend. Six of the seven members of our board of directors attended our 2010 annual meeting. We have scheduled our 2011 annual meeting on the same day as a regularly scheduled board meeting in order to facilitate attendance.

Communications with the Board of Directors

Stockholders who wish to communicate with our board of directors, Lead Director, committee chairman, any other individual director, or the non-management or independent directors as a group, are welcome to do so in writing, addressed to such person(s) in care of our Chief Financial Officer, c/o MaxLinear, Inc., 2051 Palomar Airport Road, Carlsbad, CA 92011, or by fax to (760) 444-8598. Our Chief Financial Officer will monitor these communications and will provide a summary of all received messages to our board of directors at each regularly scheduled meeting of our board. Our board of directors generally meets on a quarterly basis. Where the nature of the communication warrants, our Chief Financial Officer may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee or non-management director, of our independent advisors, or of our management.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation Program Prior to Initial Public Offering

Beginning in mid-2009, prior to filing a registration statement with the Securities and Exchange Commission in connection with an initial public offering, we began the process of recruiting additional independent directors to serve on our board. At that time, we established a policy of paying a $20,000 annual retainer to independent directors not affiliated with our venture capital investors. In addition, we provided for equity incentives in the form of stock options for each of the new directors recruited prior to our initial public offering. In connection with these recruitment efforts, Thomas E. Pardun joined our board in July 2009, and Albert J. Moyer and Donald E. Schrock joined our board in October 2009.

In July 2009, we granted an option to purchase 34,575 shares of Class B common stock at an exercise price of $4.26 per share to Mr. Pardun; in October 2009, we granted an option to purchase 34,575 shares of Class B common stock at an exercise price of $6.55 per share to Mr. Moyer; and in October 2009, we granted an option to purchase 34,575 shares of Class B common stock at an exercise price of $7.45 per share to Mr. Schrock. Each of these options was granted under our 2004 Stock Plan and, assuming the optionee continues as a service provider to us, vests with respect to twenty-five percent of the option one year from the date of grant and then vests in equal monthly installments over the next three years.

Post-IPO Compensation Policy

In connection with our initial public offering in March 2010, our compensation committee engaged Compensia, Inc., an independent compensation consulting firm to evaluate our compensation policies for independent directors, including independent directors affiliated with our venture capital investors. Prior to our initial public offering, independent directors affiliated with our venture capital investors received no cash or equity compensation. Compensia reviewed director compensation policies at the same peer group established for purposes of the executive compensation review described in Compensation Discussion and Analysis beginning on page 30.

Cash Compensation

Following their review of the Compensia data, our compensation committee recommended, and our board of directors approved, the following cash compensation program for non-employee directors:

•	$25,000 annual retainer for each non-employee director, payable on a quarterly basis;

•	$15,000 additional annual retainer for our Lead Director, Mr. Pardun, payable on a quarterly basis;

•	$6,000 annual retainer for each member of the audit committee and $14,000 annual retainer for the chairman of the audit committee, payable on a quarterly basis;

•	$4,000 annual retainer for each member of the compensation committee and a $9,000 annual retainer for the chairman of the compensation committee, payable on a quarterly basis; and

•

$2,000 annual retainer for each member of the nominating and governance committee and a $6,000 annual retainer for the chairman of the nominating and governance committee, payable on a quarterly basis.

These cash payments became effective for all independent directors in March 2010 upon consummation of our initial public offering and, with respect to Mr. Moyer, Mr. Pardun and Mr. Schrock, superseded the retainer being paid prior to our initial public offering.

Initial Director Equity Awards

In addition to the cash compensation structure described above, based in part on the Compensia data, our compensation committee recommended and our board of directors implemented as part of our 2010 Equity Incentive Plan an equity compensation policy for new independent directors who joined our board after March 2010. Specifically, our policy provides that each individual who is elected or appointed as a non-employee director after the date of our initial public offering will automatically be granted, upon his or her election, an option to purchase an aggregate number of shares of our Class A common stock having an estimated fair value on the date of grant of $155,000, with the fair value determined using the Black-Scholes option pricing model on the same basis as used for financial accounting purposes. Mr. Craddock joined our board in March 2011. Due to the proximity of Mr. Craddock’s appointment to our board with this 2011 annual meeting, when annual grants will be made to non-employee directors as described below, our compensation committee determined that the grant date of Mr. Craddock’s initial stock option should be the date of the 2011 annual meeting. All of the shares subject to each such grant will vest in equal annual installments over three years, assuming the director continues as a service provider to us. The vesting commencement date of these options will occur when the director first takes office.

Annual Equity Awards

At the time of each of our annual stockholders’ meetings, beginning with this 2011 annual meeting, each non-employee director who continues to serve as a director after that meeting will automatically be granted an option on such date to purchase an aggregate number shares of our Class A common stock having an estimated fair value on the date of grant of $80,000, with the fair value determined using the Black-Scholes option pricing model on the same basis as used for financial accounting purposes. These options will vest one year from the date of grant, assuming the director continues as a service provider to us. Because Mr. Craddock joined our board of directors in March 2011, he will not be entitled to receive an annual option grant at the 2011 annual meeting.

IPO Grants

Under the director equity compensation policy established as part of our initial public offering, each of our non-employee directors was granted an option on the effective date of our initial public offering to purchase an aggregate number shares of our Class A common stock having an estimated fair value on the date of grant of $80,000, with the fair value determined using the Black-Scholes option pricing model on the same basis as used for financial accounting purposes. These options were granted to each of our non-employee directors on March 23,

2010. The number of shares subject to the options was 10,857, and the exercise price of the options was $14.00, the price per share determined in our initial public offering. These options vested on March 23, 2011.

Waiver of Cash Compensation and Equity Awards

Kenneth P. Lawler has executed an irrevocable waiver for receipt of cash compensation fees for service on our board of directors and nominating and governance committee and the stock option granted under our director compensation policy in connection with our initial public offering. He has also waived the right to receive any future cash compensation and equity incentive awards to which he would otherwise be entitled under our director compensation policies. In addition, the waiver with respect to past cash compensation and equity awards may not be revoked, but may be revoked with respect to future cash compensation and equity awards that have not yet been granted.

2010 Director Compensation

The following table sets forth information concerning compensation paid or accrued for services rendered to us by members of our board of directors for the year ended December 31, 2010. The table excludes Kishore Seendripu, Ph.D., and Curtis Ling, Ph.D., who are executive officers and who did not receive any compensation from us in their roles as directors in the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Options Awards ($)(1)	All Other Compensation ($)	Total ($)
Edward E. Alexander(2)	18,632	—	—	18,632
Kenneth P. Lawler	—	—	—	—
David Liddle, Ph.D.	22,394	80,000	—	102,394
Albert J. Moyer	35,357	80,000	—	115,537
Thomas E. Pardun	45,465	80,000	—	124,465
Donald E. Schrock	31,126	80,000	—	111,126

(1)

Amounts shown do not reflect compensation actually received by the director. Instead, the amounts represent the aggregate grant date fair value related to option awards and performance option awards, and the aggregate grant fair market value related to stock awards, granted in the year indicated, pursuant to Accounting Standards Codification Topic 718. The amounts for stock options and stock awards from prior years were restated to reflect aggregate grant date fair value. For a discussion of the valuation assumptions, see Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.

(2)	Mr. Alexander did not stand for re-election at our 2010 annual meeting and served as a member of our board of directors through October 29, 2010. Mr. Alexander was awarded an option to purchase 10,857 shares of Class A common stock that did not vest at the time of his departure as a member of our board of directors.

Director Equity Awards

The following table lists all outstanding equity awards held by non-employee directors as of the year ended December 31, 2010.

	Number of Securities Under- lying Unexer- cised Options Exer- cisable		Number of Securities Under- lying Unexer- cised Options Unexer- cisable		Option Exercise Price	Option Expi- ration Date	Grant Date Fair Value of Option Awards ($)(1)
Kenneth P. Lawler	—		—		—	—	—
David Liddle, Ph.D.	—		10,857	(2)	14.00	3/23/20	80,000
Albert J. Moyer	10,084	(3)	24,491		6.55	10/16/19	124,270
	—		10,857	(2)	14.00	3/23/20	80,000
Thomas E. Pardun	12,245	(4)	22,330		4.26	7/28/19	80,257
	—		10,857	(2)	14.00	3/23/20	80,000
Donald E. Schrock	10,084	(5)	24,491		7.45	10/27/19	141,311
	—		10,857	(2)	14.00	3/23/20	80,000

(1)	Fair values of the option awards on the respective grant dates are computed in accordance with ASC 718. See Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for a discussion of assumptions made in determining the grant date fair value and compensation expense of our stock options.
(2)	These stock options were granted on March 23, 2010 and vested on March 23, 2011.
(3)	These stock options were granted on October 16, 2009 and vest over four years. 25% of the shares subject to the stock options vest one year after grant. 2.08% of the shares vest at the end of each monthly period thereafter.
(4)	These stock options were granted on July 28, 2009 and vest over four years. 25% of the shares subject to the stock options vest one year after grant. 2.08% of the shares vest at the end of each monthly period thereafter.
(5)	These stock options were granted on October 27, 2009 and vest over four years. 25% of the shares subject to the stock options vest one year after grant. 2.08% of the shares vest at the end of each monthly period thereafter.

PROPOSAL NUMBER 1

ELECTION OF CLASS II DIRECTORS BY CLASS A COMMON STOCK AND CLASS B COMMON STOCK

Board Structure

Our board of directors is currently composed of eight members, but will be reduced to seven at the 2011 annual meeting in conjunction with the resignation of Class I director Kenneth P. Lawler. Our amended and restated certificate of incorporation and bylaws provide that the number of our directors shall be at least two and will be fixed from time to time by a resolution of the majority of our board of directors.

Two members of our board of directors are elected exclusively by the holders of the Class B common stock, voting as a separate class. At least one of these directors must be an executive officer nominated by our nominating and governance committee, with the consent of the founders holding a majority-in-interest of the outstanding Class B common stock over which the founders then exercise voting control. Our founders are Kishore Seendripu, Ph.D., Curtis Ling, Ph.D., Madhukar Reddy, Kimihiko Imura, Brendan Walsh, and several other employees and former employees named in our amended and restated certificate of incorporation. The Class B directors are Drs. Ling and Seendripu. One Class B director, Dr. Ling, is being elected at the 2011 annual meeting.

The remaining directors are elected by the holders of our Class A common stock and Class B common stock, voting together as a single class. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meetings of stockholders to be held during the years 2011 for the Class II directors, 2012 for the Class III directors, and 2013 for the Class I directors.

Nominees for Class II Director Elected by the Holders of Class A Common Stock and Class B Common Stock (Terms Expiring in 2014)

At the 2011 annual meeting, two Class II directors will be elected to the board of directors by the holders of Class A common stock and Class B common stock. Our nominating and governance committee recommended, and our board of directors nominated, Albert J. Moyer and Donald E. Schrock as nominees for election as Class II directors at the 2011 annual meeting to be elected by the holders of Class A common stock and Class B common stock.

Each of Mr. Moyer and Mr. Schrock has agreed to serve if elected, and management has no reason to believe that either nominee will be unavailable to serve. In the event one of the nominees is unable or declines to serve as a director at the time of the 2011 annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and governance committee and designated by the present board of directors to fill the vacancy.

Biographical Information Concerning the Class II Director Nominees Elected by the Holders of Class A Common Stock and Class B Common Stock

Albert J. Moyer, age 67, has served as a member of our board of directors since October 2009. Since 2000, Mr. Moyer has served as a private financial consultant. From March 1998 to February 2000, Mr. Moyer served as Executive Vice President and Chief Financial Officer of QAD Inc., a publicly held software company that is a provider of enterprise resource planning software applications, and he subsequently served as a consultant to QAD Inc., assisting in the Sales Operations of the Americas Region. From August 1995 to March 1998, Mr. Moyer served as Chief Financial Officer of Allergan Inc., a specialty pharmaceutical company. Previously, Mr. Moyer served as Chief Financial Officer of National Semiconductor Corporation, a semiconductor company. Mr. Moyer also served as Chief Financial Officer of Western Digital Corporation, a manufacturer of hard-disk drives for the personal computer and home entertainment markets. Mr. Moyer also serves on the board of each of CalAmp Corp., a provider of wireless communications solutions; Collectors Universe, Inc., a third-party grading and authentication service for high-value collectibles; and Virco Manufacturing Corporation, a manufacturer of educational furniture.

From November 2007 to February 2011, Mr. Moyer served as a director of Occam Networks, Inc., a developer of broadband networking equipment, subsequently acquired by Calix, Inc., and from January 2005 to January 2011, Mr. Moyer served as a director of LaserCard Corporation, a provider of secure identification solutions, subsequently acquired by ASSA ABLOY A.B. Mr. Moyer received his B.S. in finance from Duquesne University and graduated from the Advanced Management Program at the University of Texas, Austin. Mr. Moyer holds a professional director certification from the American College of Corporate Directors, a national public company director education and credentialing organization.

We believe Mr. Moyer’s many years’ experience as chief financial officer for other public companies and his service on the board of directors of several other companies bring substantial financial, accounting, and operational knowledge to our board and qualify him to serve as one of our directors.

Donald E. Schrock, age 65, has served as a member of our board of directors since October 2009. Mr. Schrock retired as Executive Vice President and President of Qualcomm Incorporated’s CDMA Technologies Group in 2003. Mr. Schrock began his career with Qualcomm in January 1996 as Corporate Vice President. Prior to joining Qualcomm, Mr. Schrock was Group Vice President and Division Manager with GM Hughes Electronics. Prior to working at Hughes, Mr. Schrock was Vice President of Operations with Applied Micro Circuit Corporation. Mr. Schrock also held positions as Vice President / Division Manager at Burr-Brown Corporation and spent 15 years with Motorola Semiconductor. Mr. Schrock has served on the board of directors of Integrated Devices Technology Inc., a designer and fabricator of semiconductor components, since October 2009, and GlobalFoundries Inc., a private semiconductor wafer fabrication service provider, since May 2010. He also previously served on the board of directors of the Fabless Semiconductor Association, RMI Corporation, a private fabless semiconductor company acquired by Netlogic Microsystems, Inc., from March 2008 to October 2009, and Patriot Scientific Corporation, a public intellectual property licensing company, from April 2008 to January 2011. Mr. Schrock holds a BSEE with honors from the

University of Illinois, has completed the coursework for an MSEE from Arizona State University, and has an Advanced Business Administration degree from the Arizona State University Center for Executive Development.

We believe Mr. Schrock’s business leadership, operational and financial experience as a result of his experience serving for several years in executive positions for large technology companies, his long history in the technology industry, and his experience serving as a director for other public companies bring valuable industry knowledge and practical experience to our board and qualify him to serve as one of our directors.

Required Vote

Our Class II directors elected to the board of directors by the holders of Class A common stock and Class B common stock will be elected by a plurality of the votes of the holders of Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of “FOR” votes will be elected as directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld (as indicated on the proxy card), for the election of Mr. Moyer and Mr. Schrock.

Recommendation

Our board of directors recommends a vote “FOR” the election to the board of directors of each of Albert J. Moyer and Donald E. Schrock as a Class II director elected by the holders of Class A common stock and Class B common stock.

* * * * *

Resignation of Class I Director

In March 2011, Kenneth P. Lawler, age 51, and currently a Class I director, announced that he would resign from our board of directors effective immediately prior to our 2011 annual meeting. Mr. Lawler has served as a member of our board of directors since November 2006, when he led Battery Ventures’ investment in our second venture capital financing. Our board of directors, management, and founders wish to thank Mr. Lawler for his support and dedication to MaxLinear. Since February 1995, Mr. Lawler has served as a general partner of the Battery Ventures fund organization, a venture capital investment firm. Mr. Lawler is a managing member of Battery Partner Ventures VII, L.L.C., which is the sole general partner of Battery Ventures VII, L.P. and the sole managing member of Battery Investment Partners VII, L.L.C. Prior to working at Battery Ventures, Mr. Lawler held various positions, including vice president, at Patricof & Co. Ventures, now known as Apax Partners, and also held various positions, including principal, at Berkeley International Capital Corporation, both venture capital firms. Prior to 1985, he worked in product management at Advanced Micro Devices, Inc. and in engineering management at Teradyne, Inc. and Fairchild Semiconductor International, Inc., all semiconductor companies. Mr. Lawler received a B.S. and an M.S. in Industrial Engineering from Stanford University and an M.B.A. from the University of California, Los Angeles.

We believe that Mr. Lawler’s focus on the semiconductor and technology sectors during his time at Battery Ventures, as well as his many years of technical and operating experience with a number of companies, has brought valuable industry and operational knowledge to our board and qualified him to serve as one of our directors.

* * * * *

Class III Directors Continuing in Office until the 2012 Annual Meeting

Kishore Seendripu, Ph.D., age 41, is a co-founder and has served as our Chairman, President and Chief Executive Officer since our inception in September 2003. He serves as a director representing our Class B common stock. From July 1998 to July 2002, Dr. Seendripu served in senior engineering roles, most recently as the director of RF & Mixed-Signal IC Design at Silicon Wave, Inc., a designer and developer of radio frequency systems-on-chip for use in wireless and broadband communication systems and products. From December 1997 to July 1998, Dr. Seendripu served as a member of the technical staff at Broadcom Corporation, a manufacturer of networking and communications integrated circuits for data, voice and video applications. From 1996 to December 1997, Dr. Seendripu served as a radio frequency integrated circuit, or RFIC, design engineer at Rockwell Semiconductor Systems, a provider of semiconductor system solutions for personal communications electronics. From 1990 to 1992 Dr. Seendripu served as a research assistant at the Lawrence Berkeley National Laboratories. Dr. Seendripu received an M.S. in Materials Sciences Engineering and a Ph.D. in Electrical Engineering from the University of California at Berkeley, a B. Tech degree from the Indian Institute of Technology, Bombay, India, and an M.B.A. from the Wharton School, University of Pennsylvania.

We believe Dr. Seendripu’s more than 15 years of technical and management experience in the semiconductor industry brings valuable industry knowledge and practical experience to our board and qualifies him to serve as one of our directors.

Thomas E. Pardun, age 67, has served as a member of our board of directors since July 2009. Since April 2007, Mr. Pardun has served as non-executive chairman of the board of directors of Western Digital Corporation. Mr. Pardun has served as a director of Western Digital Corporation since January 1993, and from January 2000 to November 2001, he previously served as chairman of the board of directors of Western Digital Corporation. From May 1996 to July 2000, Mr. Pardun served as president of MediaOne International, Asia-Pacific (formerly US West Asia-Pacific), an owner/operator of international properties in cable television, telephone services and wireless communications. From May 1993 to April 1996, Mr. Pardun served as president and chief executive officer of US West Multimedia Communications, Inc., a communications company, and from June 1988 to April 1993 held numerous other executive positions with US West, Inc. From June 1986 to May 1988, Mr. Pardun was president of the Central Group for Sprint, Inc. as well as president of Sprint’s West Division. From September 1984 to May 1986, he also served as senior vice president of United Telecommunications, a predecessor company to Sprint. From June 1965 to August 1984, he held various positions at International Business Machines Corporation. In addition to Western Digital Corporation, Mr. Pardun also serves on the boards of each of CalAmp Corp., a provider of wireless communications solutions, Finisar Corporation, a global technology leader in optical communications components and subsystems, and Calix, Inc., a global provider of broadband communications access systems and software. From 2005 to February 2011, Mr. Pardun served as a director of Occam Networks, Inc., a developer of broadband networking equipment, subsequently acquired by Calix, Inc. Mr. Pardun received a B.B.A. in Economics and Marketing from the University of Iowa and Management School Certificates from Harvard Business School, Stanford University and The Tuck School of Business at Dartmouth College.

We believe Mr. Pardun’s experience serving for many years in executive positions for large technology companies, his long history in the technology industry, and his experience serving as a director and non-executive chairman for other public companies bring valuable industry knowledge and practical experience to our board and qualify him to serve as one of our directors.

Class I Directors Continuing in Office until the 2013 Annual Meeting

David Liddle, Ph.D., age 66, has served as a member of our board of directors since November 2004. Since January 2000, Dr. Liddle has been associated with U.S. Venture Partners, a venture capital investment firm. Dr. Liddle is a managing member of Presidio Management Group VIII, L.L.C., or PMG VIII, the general partner of U.S. Venture Partners VIII, L.P. and certain other venture partner investment funds which together with PMG VIII are collectively referred to as U.S. Venture Partners, or USVP. From March 1992 to December 1999, Dr. Liddle co-founded and served as the President and Chief Executive Officer of Interval Research Corporation, a computer-related research laboratory based in Palo Alto, California. From November 1991 to March 1992, he served as Vice President of New Systems Business Development, Personal Systems, for International Business Machines Corporation, a computer and office equipment manufacturer. Dr. Liddle also serves on the board of The New York Times Company, a publishing company. Dr. Liddle received a B.S. in Electrical Engineering from the University of Michigan and a Ph.D. in Electrical Engineering and Computer Science from the University of Toledo.

We believe that Dr. Liddle’s focus on the semiconductor and technology sectors during his time at U.S. Venture Partners, as well as his several years of technical and operating experience with a number of companies, bring valuable industry and operational knowledge to our board and qualify him to serve as one of our directors.

Steven C. Craddock, age 62, has served as a member of our board of directors since March 2011. Since July 2008, Mr. Craddock, age 62, has served as President of The Del Ray Group, LLC, a private consulting firm advising companies on strategic and technology developments in the cable television and telecommunications markets. From November 2006 until June 2008, Mr. Craddock served as Senior Vice President, Technology, for Comcast Corporation, a provider of entertainment, information, and communications products and services. From June 1994 until November 2006, he served as Senior Vice President, New Media Development for Comcast. From April 2002 until its acquisition by Zoran Corporation in December 2010, Mr. Craddock served as a director of Microtune, Inc., a provider of high-performance radio frequency tuners and transceivers. Mr. Craddock is a licensed professional engineer and holds a Bachelor of Science in civil engineering and electrical engineering from Virginia Military Institute.

We believe that Mr. Craddock’s financial and business expertise, including a diversified background in the cable television and telecommunications industries give him the qualifications and skills to serve as one of our directors.

* * * * *

PROPOSAL NUMBER 2

ELECTION OF CLASS II DIRECTOR BY CLASS B COMMON STOCK

Nominee for Class II Director Elected by the Holders of Class B Common Stock (Term Expiring in 2014)

At the 2011 annual meeting, one Class II director elected by the holders of the Class B common stock will be elected to the board of directors. Under our amended and restated certificate of incorporation that became effective in connection with our initial public offering, holders of our Class B common stock, voting as a separate class, are entitled to elect two directors. At least one of these directors must be an executive officer of MaxLinear nominated by our nominating and governance committee, with the consent of our founders holding a majority-in-interest of the outstanding Class B common stock over which our founders then exercise voting control. Our founders are executive officers Kishore Seendripu, Ph.D., Curtis Ling, Ph.D., Madhukar Reddy, Ph.D., Kimihiko Imura, Brendan Walsh, and several other employees and former employees named in our amended and restated certificate of incorporation. Currently our Class B directors are Dr. Seendripu and Dr. Ling.

Our nominating and governance committee has recommended, and, with the requisite consent of our founders, our board of directors has nominated, Curtis Ling, Ph.D. as nominee for election as Class II director elected by the holders of the Class B common stock at the 2011 annual meeting. If elected, Dr. Ling will serve for a term expiring at our annual meeting of stockholders to be held in 2014.

Dr. Ling has agreed to serve, if elected, and management has no reason to believe that Dr. Ling will be unavailable to serve. In the event Dr. Ling is unable or declines to serve as a director at the time of the 2011 annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and governance committee, with the requisite consent of the founders, and designated by the present board of directors to fill the vacancy.

Biographical Information Concerning the Class II Director Nominee Elected by the holders of Class B Common Stock

Curtis Ling, Ph.D., age 45, is a co-founder and has served as our Chief Technical Officer since April 2006. He serves as a director representing our Class B common stock. From March 2004 to July 2006, Dr. Ling served as our Chief Financial Officer, and from September 2003 to March 2004, as a co-founder, he consulted for us. From July 1999 to July 2003, Dr. Ling served as a principal engineer at Silicon Wave, Inc. From August 1993 to May 1999, Dr. Ling served as a professor at the Hong Kong University of Science and Technology. Dr. Ling received a B.S. in Electrical Engineering from the California Institute of Technology and an M.S. and Ph.D. in Electrical Engineering from the University of Michigan, Ann Arbor.

We believe Dr. Ling’s more than ten years of technical and operational experience in the semiconductor industry brings valuable industry knowledge and practical experience to our board and qualifies him to serve as one of our directors.

Required Vote

Our Class II director elected by the holders of Class B common stock will be elected by a plurality of the votes of the holders of Class B common stock (voting together as a single class) present in person or represented by proxy and entitled to vote on the election of directors. In other words, the nominee receiving the highest number of “FOR” votes will be elected as director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld (as indicated on the proxy card), for the election of Dr. Ling.

Recommendation

Our board of directors recommends a vote “FOR” the election to the board of directors of Curtis Ling, Ph.D. as the Class II director elected by the holders of Class B common stock.

* * * * *

PROPOSAL NUMBER 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, was enacted on July 21, 2010. As required by the Dodd-Frank Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to:

•	to attract and retain talented and experienced executives;

•	to motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	to ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

•	to incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance stockholder value. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which describes our executive compensation program and contains information about the fiscal year 2010 compensation of our named executive officers. The compensation committee and our board of directors believe that our compensation design and practices are effective in implementing our executive compensation goals.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of MaxLinear, Inc. named executive officers as disclosed in this proxy statement under the caption “Executive Compensation”, including the section captioned “Compensation Discussion and Analysis”, the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure set forth in the proxy statement relating to MaxLinear’s 2011 Annual Meeting of Stockholders.”

Required Vote

The affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to named executive officers for the year ended December 31, 2010. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our compensation committee and our board of directors value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation

Our board of directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

* * * * *

PROPOSAL NUMBER 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Act, we also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our executive compensation programs, such as Proposal Number 3 of this proxy statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, our board of directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for MaxLinear. The board of director’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted, and approved on an annual basis. As part of the annual review process, the board of directors believes that stockholder sentiment should be a factor that is taken into consideration by the board of directors and the compensation committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for MaxLinear, and we look forward to hearing from our stockholders on this agenda item every year. Accordingly, our board of directors recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which MaxLinear, Inc. is to hold an advisory vote by stockholders to approve the compensation of MaxLinear, Inc. named executive officers as set forth in the proxy statement relating to MaxLinear’s Annual Meeting of Stockholders under the caption “Executive Compensation”, including the section captioned “Compensation Discussion and Analysis”, the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure.”

Required Vote

The choice of frequency that receives the highest number of affirmative “FOR” votes will be considered the advisory vote of our stockholders. You may vote “FOR” one year, “FOR” two years, or “FOR” three years or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of the stockholder vote on executive compensation will not be voted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect on the outcome of this proposal.

Even though your vote is advisory and, therefore, will not be binding on MaxLinear, the board of directors and the compensation committee value the opinions of our stockholders and will consider our stockholders’ vote. Nonetheless, our board of directors may decide that it is in the best interests of our stockholders and MaxLinear to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.

Recommendation

Our board of directors recommends a vote “FOR” the option of once every year as the frequency with which stockholders are provided an advisory vote on executive compensation.

* * * * *

PROPOSAL NUMBER 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011. During 2010, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax and audit-related services.

Notwithstanding its selection and even if stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of MaxLinear and its stockholders. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may reconsider whether it should appoint another independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal. Unless marked to the contrary, executed proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Recommendation

Our board of directors recommends a vote FOR the selection of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

* * * * *

Principal Accounting Fees and Services

The following table presents fees billed for professional audit and other services rendered to MaxLinear by Ernst & Young LLP for the years ended December 31, 2010 and December 31, 2009.

	2010	2009
Audit Fees(1)	$457,167	$877,701
Audit-Related Fees(2)	1,675	1,995
Tax Fees(3)	132,286	149,945
All Other Fees	—	—

Total	$591,128	$1,029,641

(1)	Audit fees for 2010 and 2009 include $202,749 and $786,832, respectively, related to services in connection with our initial public offering, including comfort letters, consents and review of documents filed with the SEC.
(2)	Audit-related fees relate to an online subscription for accounting information.
(3)	Tax fees include analysis of research and development tax credits and net operating loss carryforwards and general tax consulting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board, or PCAOB, regarding auditor independence, our audit committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management submits a list of services falling within the four categories below expected to be rendered by the firm during that year and the related fees to the audit committee for approval.

1. Audit services include audit work performed on the financial statements, as well as work, including information systems and procedural review and testing, that is required to be performed by the independent registered public accounting firm to allow the firm to form an opinion on our financial statements. Audit services also include services that only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters and statutory audits.

2. Audit-related services are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and/or internal control over financial reporting or that are traditionally performed by the independent registered public accounting firm and include due diligence related to mergers and acquisitions, audits of employee benefit plans and special procedures required to meet certain regulatory requirements.

3. Tax services include services such as tax compliance, tax planning and tax advice, as long as such services do not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence.

4. All other services are those services not captured in the audit, audit-related, or tax categories.

Prior to engagement, the audit committee pre-approves the independent registered public accounting firm’s services within each of the four categories described above and the fees for each category are budgeted. The audit committee requires the independent registered public accounting firm and management to report actual fees versus the budgeted amount periodically throughout the year by category of services. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members provided that such member must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of services other than audit services by Ernst & Young LLP is consistent with maintaining Ernst & Young LLP’s independence.

Report of the Audit Committee

The audit committee assists the board in fulfilling its oversight responsibility over MaxLinear’s financial reporting process. It is not the duty of the committee to plan or conduct audits or to prepare MaxLinear’s financial statements. Management has the primary responsibility for preparing the financial statements and assuring their accuracy, effectiveness, and completeness. Management is also responsible for the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing MaxLinear’s financial statements and internal control over financial reporting and expressing its opinion as to whether the statements present fairly, in accordance with accounting principles generally accepted in the United States, MaxLinear’s financial condition, results of operations, and cash flows. However, the audit committee does consult with management and the independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of MaxLinear’s financial affairs.

Unless the committee has reason to question its reliance on management or the independent registered public accounting firm, the members of the committee necessarily rely on information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of MaxLinear’s financial statements have been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with accounting principles generally accepted in the United States.

In this context, the committee has met and held discussions with management and the independent registered public accounting firm regarding MaxLinear’s audited 2010 consolidated financial statements (including the quality of MaxLinear’s accounting principles). Management represented to the committee that MaxLinear’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the committee consulted with management and the independent registered public accounting firm prior to approving the presentation of the audited 2010 consolidated financial statements to stockholders. The committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T.

The audit committee has received and discussed with the independent registered public accounting firm the auditor’s independence from MaxLinear and its management. As part of that review, the committee received the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The committee has also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with, or has compromised, the auditor’s independence. The committee has concluded that the independent registered public accounting firm is independent from MaxLinear and its management.

Based on the reviews and discussions referred to above, the audit committee recommended to the board, and the board approved, MaxLinear’s audited consolidated financial statements for the year ended December 31, 2010 for filing with the Securities and Exchange Commission as part of the Company’s Annual Report on Form 10-K. The committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Audit Committee

Albert J. Moyer (Chair)

Steven C. Craddock

Thomas E. Pardun

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing by MaxLinear under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent MaxLinear specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with MaxLinear, and other biographical information as of March 1, 2011, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Kishore Seendripu, Ph.D.(1)	41	Chairman, President and Chief Executive Officer
Adam C. Spice	42	Vice President and Chief Financial Officer
Patrick E. McCready	52	Chief Accounting Officer and Controller
Kimihiko Imura	53	Vice President, Semiconductor Technology and Operations
Michael C. Kastner	48	Vice President, Sales
Curtis Ling, Ph.D.(1)	45	Chief Technical Officer and Director
Madhukar Reddy, Ph.D.	41	Vice President, IC and RF Systems Engineering
Brendan Walsh	38	Vice President, Business Development

(1)	Class B common stock director

Kishore Seendripu, Ph.D. For a brief biography of Dr. Seendripu, please see “Proposal One—Election of Class II Directors By the Class A Common Stock and Class B Common Stock—Class III Directors continuing in office until the 2012 Annual Meeting.”

Adam C. Spice has served as our Vice President and Chief Financial Officer since January 2011. From October 2009 to November 2010, Mr. Spice served as the Chief Financial Officer of Symwave Corporation, a private fabless semiconductor company acquired by Standard Microsystems Corporation. From 2000 through 2009, Mr. Spice worked in various senior financial management and operational roles at Broadcom Corporation, one of the world’s largest fabless communications semiconductor companies. During his tenure, he served as Broadcom’s Corporate Treasurer, and its Vice President of Finance and Corporate Development, where he was responsible for strategic planning, mergers and acquisitions, corporate development, and corporate-wide financial planning & analysis. From 2006 to 2008, Mr. Spice served as Vice President and General Manager of Broadcom’s Mobile Power Management Business Unit in the Mobile Platforms group. Mr. Spice received a B.B.A. from the Brigham Young University and an M.B.A. from The University of Texas at Austin.

Patrick E. McCready has served as our Chief Accounting Officer and Controller since January 2010. He joined us as our corporate controller in

December 2009. From December 2008 to August 2009, Mr. McCready served as Chief Financial Officer of RAD Electronics, Inc., a manufacturing services company specializing in electronic equipment. From September 2006 to November 2008, he served as Chief Financial Officer of Channell Commercial Corporation, a designer and manufacturer of telecommunications equipment. From April 1991 to April 2006, Mr. McCready was employed with Pulse Engineering, Inc., a designer and manufacturer of magnetics-based electronic components, serving as their corporate controller from 1991 to 1995 and as their Vice President of Finance from 1995 to 2006. Mr. McCready received a Bachelor of Business Administration degree from the University of Notre Dame.

Kimihiko Imura is a co-founder and has served as our Vice President, Semiconductor Technology and Operations since January 2004. From April 1985 to March 1995, Mr. Imura served as a senior member of technical staff of Compound Semiconductor Device Development at Japan Energy Corporation, a producer and distributor of crude oil. From April 1995 to July 2001, he served as the Technology Development Manager at AMI Semiconductors (now ON Semiconductor). From August 2001 to December 2003, he served as a senior member of technical staff at Silicon Wave, Inc., a semiconductor company (now RF Micro Devices, a Qualcomm Bluetooth Division). Mr. Imura received a B.S. in Engineering from Tokushima University and an M.S. in Materials Science from Hiroshima University in Japan.

Michael C. Kastner has served as our Vice President, Sales since September 2008. From July 2004 to April 2008, Mr. Kastner served as Vice President of Worldwide Sales for Impinj, Inc., a radio-frequency identification systems solutions and semiconductor company. From June 2002 to July 2004, Mr. Kastner served as the Director of Sales, Global Account Management for Skyworks Solutions, Inc., a wireless handset chip supplier. From September 1996 to January 1999, Mr. Kastner held various positions in sales management at Conexant Systems, Inc., a semiconductor company and Rockwell International, a manufacturing company. From June 1987 to September 1996, Mr. Kastner was a Product Line Manager at Brooktree Corporation. Mr. Kastner received a B.S. in Electrical Engineering from Cleveland State University and has completed executive programs at the University of California, San Diego and the University of California, Irvine.

Curtis Ling, Ph.D. For a brief biography of Dr. Ling, please see “Proposal Two—Election of Class II Director By Class B Common Stock.”

Madhukar Reddy, Ph.D. has served as our Vice President, IC and RF Systems Engineering since November 2006. From January 2005 to November 2006, Dr. Reddy served as our Director, RF/Mixed-Signal IC Design. From July 2002 to January 2005, he served as Manager, RFIC Design at Skyworks Solutions. From January 1999 to July 2002, he served as RFIC Design Engineer and Group Leader at Conexant Systems. From January 1997 to December 1998, he served as RFIC Designer at Rockwell Semiconductor Systems. Since 2005, Dr. Reddy has been a member of the Technical Program Committee of the IEEE RFIC Symposium. Dr. Reddy received a B. Tech degree from the Indian Institute of Technology, Madras, India, and an M.S. and Ph.D. in Electrical Engineering from the University of California, Santa Barbara.

Brendan Walsh has served as our Vice President, Business Development since November 2008. From September 2004 to October 1, 2007, he served as our Vice President of Sales, Marketing and Business Development. From October 2008 to November 2008, he served as our Vice President of Marketing and Business Development. From October 2000 to August 2004, Mr. Walsh was the Director of Business Development and Venture Investment in the

corporate mergers and acquisitions department of Philips Electronics N.V., an electronics company. From August 1999 to October 2000, he served as a strategic investment manager for Hikari Tsushin Inc., a retailer of mobile devices and venture capital firm focusing on mobile technologies. Mr. Walsh received a B.A. from the University of California, Davis and an M.B.A. from the Wharton School, University of Pennsylvania.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis reviews and discusses our compensation programs and policies for our principal executive officer, principal financial officer, and three additional executive officers who were our most highly compensated executive officers as determined by the rules of the Securities and Exchange Commission. For 2010, these executive officers were Kishore Seendripu, Ph.D., our chairman, president and chief executive officer; Joe D. Campa, our current vice president, finance and treasurer and our principal financial officer; Kimihiko Imura, our vice president, semiconductor technology and operations; Patrick E. McCready, our chief accounting officer and controller; and Madhukar Reddy, Ph.D., our vice president, IC and RF systems engineering. As a group, we refer to these five executive officers as our “named executive officers,” and they are identified in the summary compensation table provided below. Effective January 3, 2011, Mr. Campa ceased to be the principal financial officer when Adam C. Spice became our Vice President and Chief Financial Officer.

Objectives of Executive Compensation Programs

The principal objectives of our executive compensation programs are the following:

•	to attract and retain talented and experienced executives;

•	to motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	to ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

•	to incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our stockholders.

From the time we were founded in 2003 until our initial public offering in March 2010, our compensation programs reflected our status as a start-up company, and their principal objective was to preserve cash resources while attracting and retaining executive talent, largely through the grant of equity incentives consisting of stock options that vest over time. As a result of the heavy equity weighting in our overall compensation program, our current compensation programs remain, when compared to a public company peer group, in the lower ranges with respect to cash compensation and in the higher ranges with respect to equity compensation. By focusing our executive compensation program on equity incentive awards, we have sought to align the interests of our executive officers and stockholders by motivating executive officers to increase the value of our stock over time.

Prior to our initial public offering, our compensation programs were administered by our board of directors, as we did not have an active compensation committee. In connection with our initial public offering that was completed in March 2010, we formed a compensation committee, which engaged Compensia, an independent executive compensation consulting firm, to evaluate our executive compensation programs relative to those of a public company peer group and to make recommendations with respect to appropriate levels and forms of compensation. The objective of this evaluation and the resulting compensation adjustments was to ensure that we remain competitive as a newly public company and that our named executive officers have meaningful incentives to remain employed with us. As discussed in greater detail below, in October 2009, our compensation committee approved various adjustments in our compensation programs, including base salary adjustments that became effective upon completion of our initial public offering in March 2010 and implementation of a cash bonus plan for fiscal 2010. These adjustments were intended to begin the process of bringing our cash compensation programs in line with those of public peers, to link short-term cash compensation to achievement of financial milestones, and to ensure that unvested equity awards held by our executive officers create appropriate long-term retention and performance incentives.

Our compensation committee intends to determine allocations of compensation between cash and equity compensation or among different forms of non-cash compensation based on its review of typical allocations within our compensation peer group. The committee has not adopted, however, and has no current plans to adopt, any policy requiring a specific allocation between cash and equity compensation or between short-term and long-term compensation. In the course of its deliberations, the committee will review each component of compensation, how they relate to each other, and in particular, how they relate to and affect total compensation. The compensation committee’s philosophy is that a substantial portion of an executive officer’s compensation should be performance-based, whether in the form of equity or cash compensation. In that regard, we also expect to continue to use options or other equity incentive awards as a significant component of compensation because we believe that they best align individual compensation with the creation of stockholder value. To the extent we use cash incentive plans in the future, we anticipate that cash bonuses will be tied to annual financial performance targets.

Role of Our Compensation Committee

As a public company, our compensation committee has responsibility for determining the compensation of all executive officers. Our compensation committee operates under a written charter adopted by our board of directors, which establishes the duties and authority of our compensation committee. The fundamental responsibilities of our compensation committee are as follows:

•	to oversee our overall compensation philosophy, compensation plans and benefits programs and to make recommendations to our board of directors with respect to improvements or changes to such plans;

•	to review and approve all compensation arrangements for our executive officers (including our chief executive officer);

•	to review and approve all equity compensation awards to our executive officers (including our chief executive officer); and

•	to oversee and administer our equity compensation plans.

Our compensation committee is comprised of the following non-employee members of our board of directors: Thomas E. Pardun, who chairs the committee, David Liddle, Ph.D., and Donald E. Schrock. Each of Mr. Pardun, Dr. Liddle, and Mr. Schrock is an independent director under the rules of the New York Stock Exchange, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Mr. Schrock did not join our board of directors or the compensation committee until October 27, 2009. As a result, he did not participate in the 2010 competitive market review described below or in the development of the committee’s recommendations for compensation adjustments made in connection with our initial public offering. He did, however, participate in the board’s consideration and approval of the committee’s recommendations on October 27, 2009. Our compensation committee has the authority under its charter to engage the services of outside advisors, experts and others for assistance.

Kishore Seendripu, Ph.D., our chairman, president, and chief executive officer, supports the compensation committee’s work by providing information relating to our financial plans, performance assessments of our officers, and other personnel-related data. In particular, as the person to whom our other named executive officers directly report, Dr. Seendripu is responsible for evaluating individual officers’ contributions to corporate objectives as well as their performance relative to individual objectives. He will, on an annual basis each year beginning in 2011, make recommendations to our compensation committee with respect to base salary adjustments, targets under any annual cash incentive programs, and stock option grants or other equity incentives. Our compensation committee is not required to follow any recommendations of Dr. Seendripu and will exercise its discretion in modifying, accepting or rejecting any recommended adjustments or awards. Without the participation of Dr. Seendripu, we expect our compensation committee, as part of the annual review process, to conduct a similar evaluation of his contribution and individual performance and to make determinations, after the beginning of each fiscal year, with respect to any base salary adjustments, targets under any annual cash incentive programs and stock option grants or other equity incentives.

2010 Competitive Market Review

The market for experienced management is highly competitive in the semiconductor industry. We seek to attract and retain the most highly qualified executives to manage each of our business functions, and we face substantial competition in recruiting management from companies ranging from established players with multibillion dollar revenue to entrepreneurial, early-stage companies. We are fortunate that many members of our executive management team have long tenures with us, but from time to time we also have been required to recruit new executive officers. As a result, we need to ensure that our executive compensation programs provide sufficient retention incentives as well as incentives to achieve our long-term strategic business and financial objectives. We expect competition for individuals with our required skill sets, particularly technical and engineering skills, to remain intense even in a relatively weak global macroeconomic environment.

In September 2009, our compensation committee initiated a comprehensive review of our executive and director compensation policies. In that regard, the compensation committee engaged Compensia, an independent compensation consulting firm with substantial experience in the technology sector, to evaluate our levels and types of executive compensation and to recommend changes as appropriate. Among other objectives, we engaged Compensia to assist us in identifying a group of peer companies for purposes of benchmarking our levels of compensation; to gather and analyze compensation data from those peer companies as well as from other available compensation data; to advise us on the creation and implementation of a performance-based cash incentive plan, including determining target bonus levels; and to assist us in structuring awards as part of the equity incentive element of our compensation program, including assisting us in establishing appropriate amounts for equity incentive awards. Compensia was retained during fiscal 2009 only for purposes of evaluating and establishing our post-initial public offering executive and director compensation policies. Aggregate fees paid for Compensia’s engagement by the compensation committee did not exceed $120,000.

Following Compensia’s engagement, a Compensia representative worked with our compensation committee, then comprised of Dr. Liddle and Mr. Pardun, to establish a peer group of companies for comparing our competitive compensation levels with those of relevant peers. Based on an analysis of companies in our industry and their relative revenue and market capitalizations, Compensia recommended, and our compensation committee approved, two peer sets: a current peer group of semiconductor companies with a range of financial and organizational characteristics, specifically revenue and market capitalization, that we believe establishes an appropriate comparative base for us as a newly public company and an aspirational peer group of larger semiconductor companies. Although our compensation committee’s recommendations were based principally on the current peer data, we believe consideration of the larger company data is appropriate, in some cases because of existing or potential overlap in our target product markets and in other cases due to the geographic proximity of our respective operations. For these reasons, we believe we will be competing with our aspirational peer group for available management talent. The current and aspirational peer groups recommended by Compensia and approved by our compensation committee in September 2009 were as follows:

Current Peer Group		Aspirational Peers
• Cavium Networks, Inc.	• Techwell, Inc.	• Atheros Communica-tions, Inc.

• Conexant Systems, Inc.	• Monolithic Power Systems, Inc.	• Broadcom Corporation

• Entropic Communica-tions, Inc.	• Ultratech, Inc.	• Marvell Technology Group Ltd.

• Exar Corporation	• Volterra Semiconductor Corp.	• Qualcomm Incorporated

• Ikanos Communica-tions, Inc.	• Hittite Microwave Corporation	• Silicon Laboratories Inc.

• Intellon Corporation	• MIPS Technologies, Inc.	• Skyworks Solutions, Inc.

• NetLogic MicroSystems, Inc.	• Rambus Inc.

In directing Compensia’s review and analysis of our compensation structure, our compensation committee established, with the approval of our board of directors, a compensation philosophy to guide determinations of compensation adjustments made in connection with our initial public offering. In light of our history as a start-up company and our substantial focus on equity incentives as a recruiting tool, the committee anticipated that our cash compensation would compare less favorably to that of our peer group while the historic size of our equity awards would exceed levels typically available at public companies. The committee also believed that the relative focus of our compensation policy as between cash and equity compensation should shift over time, with an increasing component of compensation being in the form of cash beginning with our initial public offering and a diminishing focus on equity, on a relative basis with respect to the size of equity awards, after our public offering and as our business grows. Although we expect the cash component of total compensation to increase over time, we nonetheless expect that grants of equity incentives will remain a material element of our overall compensation.

In September 2009, the compensation committee approved the following policies with respect to executive compensation:

•	Cash compensation should be heavily weighted toward performance-based compensation;

•	Target executive base salaries should approximate the median of our current peer group;

•

Target total cash compensation, consisting of base salary and short-term cash incentives, should fall between the 50th to 75th percentiles of our peer group, with a relatively higher percentile target for incentive cash compensation compared to base salary, based on achievement of corporate, financial and/or individual milestones, as may be determined from time to time by the committee; and

•	Equity incentive awards should be granted and structured to maximize their long-term retention incentive.

Our compensation committee acknowledged that a transition period will be required to increase our base salary and target total cash compensation levels to these peer group percentile objectives. We currently expect our levels of cash compensation to increase over the next few years, subject to growth rates in our business and the extent to which our operating plan will support such increases. Our compensation committee is not obligated to increase our cash compensation under any agreements with our executive officers and will exercise its discretion, based on developments in our business and operating results.

In connection with our October 2009 executive compensation assessment, Compensia and our compensation committee concluded that:

•	Our current base salary levels were substantially below the 25th percentile of our current peer group;

•	Our cash incentive compensation programs and total cash compensation were substantially below the 25th percentile of our current peer group; and

•

Our historic long-term equity incentive awards were extremely competitive relative to those of our current peer group, but in the case of several executive officers whose equity incentive awards were largely vested, then-outstanding awards offered limited retention value.

Our compensation committee believes that the loss of any of our key executives would have an adverse effect on the operation and management of our business, particularly in light of the increased management and administrative requirements associated with operating as a public company. The market for executive talent among semiconductor companies is currently very competitive. We believe, and our compensation committee concurs, that we may be vulnerable to a loss of key talent, or an inability to obtain additional talent, if we do not establish a compensation structure that is competitive in our markets and in particular that establishes appropriate performance-based incentives.

In the course of making its October 2009 determinations, the compensation committee consulted with Dr. Seendripu to obtain his input and suggestions concerning proposed compensation adjustments for executive officers reporting to Dr. Seendripu. The committee also discussed with Dr. Seendripu his views concerning his own compensation, but Dr. Seendripu did not participate in any committee deliberations concerning his compensation.

On October 27, 2009, our board of directors met and approved various adjustments to our compensation structure, which are described in detail below. Dr. Seendripu did not participate in the portion of the meeting where his compensation was discussed and approved. Curtis Ling, Ph.D., a director and our Chief Technology Officer, did not participate in the discussion or approval of any executive’s compensation, including his own.

Elements of Executive Compensation

Our executive compensation program currently consists, and is expected to continue to consist, of the following components:

•	base salary;

•	cash incentive compensation;

•	equity-based incentives, principally in the form of stock options;

•	benefits (on substantially similar terms as provided to the Company’s other employees); and

•	severance/termination protection in connection with certain change of control transactions.

The determination of our board of directors and compensation committee as to the appropriate use and weight of each component of executive compensation is subjective, based on their view of the relative importance of each component in meeting our overall objectives and factors relevant to the individual executive. Historically, our compensation structure for executives has consisted principally of a cash-based, short-term salary component and an equity component in the form of stock option grants providing long-term compensation based on company performance. Each of the elements of compensation was determined on an individual basis, and for the year ended December 31, 2010, an increase in one element did not affect decisions regarding the other elements.

Base Salary

The effective base salary for each of our named executive officers for 2009 and 2010 were as follows:

	Annual Base Salary
Executive Officer	2009	2010(1)
Kishore Seendripu, Ph.D.	$250,000	$350,000
Joe D. Campa(2)	$175,000	$210,000
Kimihiko Imura	$170,000	$210,000
Patrick E. McCready	$170,000	$170,000
Madhukar Reddy, Ph.D.	$170,000	$210,000

(1)	Reflects the highest annualized base salary established for the named executive officer during 2010, as increases in 2010 base salary over 2009 base salary became effective upon our initial public offering in March 2010.
(2)	Mr. Campa is currently our Vice President, Finance and Treasurer. He served as our principal financial officer until January 3, 2011.
(3)	Mr. McCready joined MaxLinear as our controller on December 10, 2009. On January 14, 2010, he was appointed our Chief Accounting Officer and Controller.

Compensia’s October 2009 review of base salary data from our peer group confirmed our board of directors’ and management’s historic views concerning our base salary levels. Relative to our peer group, 2009 base salaries for our named executive officers were uniformly below the 25th percentile for each position. Dr. Seendripu’s 2009 base salary was 21.5% below the 25th percentile for chief executive officers at our peer companies, and Mr. Campa’s base salary was 26% below the 25th percentile for chief financial officers.

Based on the Compensia data and the compensation committee’s objective of gradually transitioning our base salaries to the peer group median, in October 2009, our compensation committee recommended, and our board of directors approved, increases in base salaries for all our executive officers, as indicated in the table above. Increases in base salaries became effective in March 2010 upon the consummation of our initial public offering. The principal objectives of the base salary increases for 2010 were for the named executive officers as a group to approximate the peer group 25th percentile of base salaries and, other than with respect to Dr. Seendripu, to retain the relative parity among our executive officers. We expect gradual increases in our base salaries over the next few years as we adjust salary compensation toward our peer group median, and we expect that base salaries among the various functional areas will become increasingly differentiated.

Mr. McCready’s base salary in 2010 was based on his negotiated base salary at the time he joined us as controller in 2009.

Cash Incentive Program

In October 2009, our compensation committee reviewed our philosophy and historical practices concerning incentive cash compensation. The committee determined, and our board of directors concurred, that in light of changes in our business, in particular the increased focus on revenue generation and achieving other financial performance metrics, implementation of a more structured performance-based cash incentive plan for executive officers was appropriate. In structuring our plan, the compensation committee reviewed peer group data on cash incentive programs, focusing specifically on how payments under the bonus plans related to total cash compensation targets. Our compensation committee believes that our corporate objectives of increasing market presence and revenue support a cash compensation program that is heavily weighted toward achieving financial objectives.

On November 1, 2009, our compensation committee and, on November 5, 2009, our board of directors approved our 2010 Executive Incentive Bonus Plan, which established target bonus percentages as a percent of base salary and target 2010 total cash compensation for each executive officer. For our chief executive officer, we set the target bonus at 75% of base salary, and for all other named executive officers, we set the target bonus at 30% of base salary. As with our base salary levels, the 2010 cash incentive places our named executive officers as a group at approximately the 25th percentile of total cash compensation. Subject to the performance of our business, we expect total cash compensation to increase in future periods as we implement the compensation philosophies adopted as part of the 2010 competitive market review.

Under the 2010 Executive Incentive Bonus Plan, bonus awards were based on achievement of corporate performance goals, which carried a seventy percent (70%) weighting, and individual performance, which carried a thirty percent (30%) weighting. The compensation committee established the categories of performance targets as relating to total revenue and operating income. With respect to the 70% weighting allocated to the corporate performance goals, these two financial targets each received a 50% weighting for purposes of determining the payouts under the plan as set forth in the table below. In making its determination whether financial targets have been achieved, the compensation committee has the authority to make appropriate adjustments to the target for the expected effects of any acquisitions or other approved business plan changes made during the applicable fiscal year. The compensation committee also has the authority to adjust revenue as it determines appropriate to exclude certain non-recurring items under generally accepted accounting principles such as gains or losses on sales of assets. Similarly, the operating income target reflects our profit from operations excluding extraordinary items. The compensation committee also has the authority to adjust our reported operating income to exclude certain charges from our operating expenses, including stock compensation expense, accruals under the 2010 Executive Incentive Bonus Plan, any restructuring and impairment charges and any acquisition related charges. Our compensation committee set the 2010 financial targets at levels moderately in excess of the board-approved 2010 operating plan and at levels our compensation committee believed would be challenging but attainable for management. Specifically, the compensation committee set the revenue target under the 2010 plan at $82 million and the operating income target at $17 million. For purposes of determining the portion of awards payable based on individual performance, the standard was subjective. For executive officers other than Dr. Seendripu, individual performance was evaluated by our compensation committee based on Dr. Seendripu’s input and recommendations. Our compensation committee evaluated Dr. Seendripu’s performance.

Our compensation committee and our board of directors maintains discretion to pay bonuses in excess of the targets indicated if we exceeded the established revenue targets and discretion to pay partial bonuses if our revenue was less than the established revenue target. Our actual revenue and operating income for 2011 were below the targets established under the 2010 cash incentive plan. At its meeting in February 2011, our compensation committee discussed individual performance in 2010 and exercised its discretion to pay bonuses even though the corporate financial targets had not been achieved. In making its decision, the committee considered various factors—favorable, adverse, and mitigating—with respect to MaxLinear’s 2010 performance, including the impact late in 2010 of a broad-based deterioration in customer purchases that was also experienced by MaxLinear’s competitors and MaxLinear’s progress in new product development initiatives during 2010. As a result of these deliberations, the committee elected to pay bonuses for 2010 corporate performance at a 60% performance level (i.e., of the 70% of each executive officer’s target bonus payable upon achievement of corporate objectives, the committee approved payment of 60% of that amount). With respect to individual performance, the determinations were also entirely discretionary by the committee based on the recommendations of Dr. Seendripu and a subjective evaluation by the committee of the performance of each executive’s functional area. Of the 30% of the target bonus that could have been received by each named executive officer, the committee awarded 80% to Mr. McCready, 72% to Dr. Reddy, 60% to Dr. Seendripu and Mr. Imura, and 48% to Mr. Campa. These allocations between corporate targets and individual performance resulted in the bonus payments described in the table below:

	Corporate Performance		Individual Performance		Total Bonus(1)
Executive Officer	Bonus Target ($)	Bonus Award ($)	Bonus Target ($)	Bonus Award ($)	Bonus Target ($)	Bonus Award ($)
Kishore Seendripu, Ph.D.	183,750	110,250	78,750	47,250	262,500	157,500
Joe D. Campa	44,100	26,460	18,900	9,072	63,000	35,532
Kimihiko Imura	44,100	26,460	18,900	11,340	63,000	37,800
Patrick E. McCready	35,700	21,420	15,300	12,240	51,000	33,660
Madhukar Reddy, Ph.D.	44,100	26,460	18,900	13,608	63,000	40,068

(1)	These bonus awards were earned in fiscal 2010 and were paid in early 2011.

As indicated above, our compensation committee maintains discretion to provide for cash incentive awards under our cash incentive plans in excess of the target base salary percentages if it determined appropriate. As was the case in 2010, awards may be reduced by our board of directors and compensation committee if we do not achieve the targets under the plans. Our compensation committee or our board of directors may also approve payments of bonuses outside these plans, regardless of whether performance targets have been achieved. Our compensation committee may, if permitted by law, make retroactive adjustments to, or seek recovery of, cash bonuses whose payment was predicated on achievement of specified financial results that are subsequently restated. In the case of such a restatement, our Executive Incentive Bonus Plan includes a provision requiring recipients of awards under the plan to repay to us an amount of previously paid bonuses determined appropriate by the administrator of the plan, generally our compensation committee, if the administrator determines that the recipient engaged in an act of embezzlement, fraud, or breach of fiduciary duty during the course of his or her employment that contributed to our obligation to restate our financial statements.

Equity-Based Incentives

We grant equity-based incentives to employees, including our executive officers, in order to create a corporate culture that aligns employee interests with stockholder interests. We have not adopted specific stock ownership guidelines, and other than the issuance of shares to our founders when we were established, our equity incentive plans have provided the principal method for our executive officers to acquire an equity position in our company, whether in the form of shares or options. We have not granted, nor do we intend to grant, equity compensation awards in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our Class A common stock, such as a significant positive or negative earnings announcement. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information based on equity award grant dates.

Prior to our initial public offering in March 2010, we granted options and other equity incentives to our officers under the 2004 Stock Plan. In connection with our initial public offering, our board of directors adopted the 2010 Equity Incentive Plan, which became effective in March 2010 upon the completion of our initial public offering. The 2010 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock-based awards. All equity incentive plans and awards are administered by our compensation committee under the delegated authority established in the compensation committee charter.

To date, our equity incentives have been granted principally with time-based vesting. Most new hire option grants, including those for our executive officers, vest over a four-year period with 25% vesting at the end of the first year of employment and the remainder vesting in equal monthly installments over the subsequent three years. Although our practice in recent years has been to provide equity incentives principally in the form of stock option grants that vest over time, our compensation committee may consider alternative forms of equity in the future, such as performance shares, restricted stock units or restricted stock awards with alternative vesting strategies based on the achievement of performance milestones or financial metrics.

As part of the fiscal 2010 competitive compensation review conducted by the compensation committee, Compensia evaluated the current equity incentive award positions of each of our executive officers, including total potential ownership, vested as compared to unvested positions and the current economic value of outstanding awards. As a result of the review several of our named executive officers received new option grants in July 2009 and in October 2009. Due to these recent option grants, our compensation committee determined that it was not appropriate in 2010 to grant new options to our named executive officers in 2010, other than Mr. McCready, who joined us as our controller in December 2009. Upon joining us, Mr. McCready received an option grant to purchase 64,582 shares of our Class B common stock under our 2004 Stock Plan. In January 2010, we made Mr. McCready our Chief Accounting Officer and Controller. Following the completion of our initial public offering in March 2010, our compensation committee approved an additional grant to Mr. McCready to purchase 35,000 shares of Class A common stock pursuant to our 2010 Equity Incentive Plan. In approving and determining the size of Mr. McCready’s May 2010 grant, our compensation committee considered Mr. McCready’s performance in assisting us to complete our initial public offering in March 2010 and his increased responsibilities as our Chief Accounting Officer.

	2010 Option Grants
	May 10, 2010
	Shares	Exercise Price
Patrick E. McCready	35,000	$16.58

Benefits

We provide the following benefits to our executive officers, generally on the same basis provided to all of our employees:

•	health, dental and vision insurance;

•	life insurance;

•	employee stock purchase plan;

•	employee assistance plan;

•	medical and dependant care flexible spending account;

•	short- and long-term disability, accidental death and dismemberment; and

•	a 401(k) plan.

We believe that these benefits are consistent with those of companies with which we compete for employees.

Severance and Termination Benefits Upon a Change of Control

In connection with certain terminations of employment upon or following a change of control, our executive officers will be entitled to receive severance payments and benefits pursuant to severance and change in control agreements approved by our compensation committee in November 2009. As part of its compensation review, our compensation committee reviewed competitive data concerning these benefits and made recommendations to our board of directors. In setting the terms of, and determining whether to approve these agreements, our compensation committee or board of directors, as applicable, recognized that executives often face challenges securing new employment following termination, in particular following a change of control, and that distractions created by uncertain job security surrounding potentially beneficial transactions to us and our stockholders may have a detrimental impact on their performance. As a result, the severance benefits identified below are primarily intended to provide these executive officers with post-change of control termination protection of salary and benefits while they seek new employment. We also have agreed to accelerate vesting of certain equity incentives in connection with certain terminations following a change of control, based on our view that these executive officers are not likely to be retained in comparable positions by a large acquiror, and the benefit of these equity incentives would otherwise be forfeited upon a termination of employment, including an involuntary termination by an acquiring company.

Chief Executive Officer and Chief Financial Officer

Effective January 4, 2011, Adam C. Spice was appointed our Vice President and Chief Financial Officer. As a result, Mr. Campa was no longer designated a “Section 16 officer” and thus no longer entitled to the change of control and termination benefits provided for under the change in control agreement previously entered into with Mr. Campa. Under the terms of change in control agreements that we entered into with Dr. Seendripu and Mr. Spice, if the executive is a “Section 16 officer” immediately prior to a “change in control” (as such terms are defined in the change in control agreement) and upon or within 12 months following a change of control, the executive is involuntarily terminated by us or our successor without “cause” or he terminates voluntarily for “good reason” (as such terms are defined in the change in control agreement), we have agreed that the executive will be entitled to receive the following benefits:

•

a lump sum cash payment equal to 12 months of his base salary, determined at a rate equal to the greater of (A) his annual salary as in effect immediately prior to the change in control, or (B) his then current annual salary as of the date of such termination;

•	a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the year of the change in control;

•	payment of premiums for continued health benefits under the Company’s health plans for 12 months following the executive’s termination provided that the executive constitutes a qualified beneficiary under applicable law and timely elects to continue coverage under applicable law; and

•	immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by the executive.

In addition, the change of control agreements with Dr. Seendripu and Mr. Spice provide that in the event that the severance payments and other benefits payable to such executives constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then such executive’s severance and other benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits.

Payment of the benefits described above is also subject to the executive’s timely executing and not revoking a release of claims with us.

Our compensation committee and board of directors approved change in control severance benefits for Dr. Seendripu and Mr. Spice that are greater than the benefits provided to our other executives with respect to vesting acceleration of equity awards after considering factors such as the higher likelihood that a chief executive officer or chief financial officer will be terminated in connection with a change of control transaction as compared to the other executive officers.

Other Executive Officers

In connection with our initial public offering in March 2010, we entered into change in control agreements with our other executive officers. Under the terms of these agreements, if the executive is a “Section 16 officer” of us or our successor immediately prior to a “change in control” (as such terms are defined in the change in control agreement) and upon or within 12 months following a change in control, the executive is involuntarily terminated by us or our successor without “cause” or the executive voluntarily terminates for “good reason” (as such terms are defined in the change in control agreement), the executive will be entitled to receive the following benefits:

•

a lump sum cash payment equal to 12 months of the executive’s base salary, determined at a rate equal to the greater of (A) his annual salary as in effect immediately prior to the change in control, or (B) his then current annual salary as of the date of such termination;

•	a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the year of the change in control;

•

payment of premiums for continued health benefits under the Company’s health plans for 12 months following the executive’s termination provided that the executive constitutes a qualified beneficiary under applicable law and timely elects to continue coverage under applicable law; and

•	immediate vesting of 50% of the then-unvested portion of any outstanding equity awards held by the executive.

In addition, the change of control agreements with each of the executives provide that in the event that the severance payments and other benefits payable to such executives constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then such executive’s severance and other benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits.

Payment of the benefits described above under these change in control agreements is also subject to the executive’s executing and not revoking a release of claims with us.

Accounting and Tax Considerations

Internal Revenue Code Section 162(m) limits the amount that we may deduct for compensation paid to our Chief Executive Officer and to each of our four most highly compensated officers to

$1,000,000 per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of “performance-based” compensation. In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer’s total compensation to exceed $1,000,000. Under certain regulations, option spread compensation from options that meet certain requirements will not be subject to the $1,000,000 cap on deductibility, and in the past, we have granted options that we believe met those requirements. While the compensation committee cannot predict how the deductibility limit may impact our compensation program in future years, the compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. While the compensation committee has not adopted a formal policy regarding tax deductibility of compensation paid to our Chief Executive Officer and our four most highly compensated officers, the compensation committee intends to consider tax deductibility under Section 162(m) as a factor in compensation decisions.

Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director, or other service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain traditional nonqualified deferred compensation plans, Section 409A does apply to certain change of control severance arrangements. Consequently, to assist in avoiding additional tax under Section 409A, we have designed the change of control severance arrangements described above in a manner to avoid the application of Section 409A.

Report of the Compensation Committee

The Compensation Committee oversees MaxLinear’s compensation policies, plans, and benefit programs. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Thomas E. Pardun (Chair)

Donald E. Schrock

David Liddle, Ph.D.

The Report of the Compensation Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing by MaxLinear under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent MaxLinear specifically incorporates the Report of the Compensation Committee by reference therein.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer, principal financial officer and each of the next three most highly compensated executive officers during our fiscal year ended December 31, 2010, together referred to as our “named executive officers” for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Kishore Seendripu, Ph.D. Chairman, President and Chief Executive Officer (Principal Executive Officer)	2010 2009 2008	327,307 250,000 260,577	— — —		— 1,104,518 —	157,500 137,500 —	270 23,681 —	(3) (4)	485,077 1,515,699 260,577

Joe D. Campa(4) Vice President, Finance and Treasurer (Principal Financial Officer)	2010 2009 2008	202,058 175,000 138,542	— 10,000 —	(5)	— 99,941 111,840	35,532 22,750 —	332 — 42,500	(3) (6)	237,922 307,691 292,882

Kimihiko Imura Vice President, Semiconductor Technology and Operations	2010 2009 2008	200,923 170,000 177,192	— 10,000 —	(5)	— 203,725 —	37,800 25,500 —	145 — —	(3)	238,868 409,225 177,192

Patrick E. McCready Chief Accounting Officer and Controller	2010 2009 2008	170,000 9,699 —	— — —		325,952 297,880 —	33,660 — —	248 — —	(3)	529,860 307,579 —

Madhukar Reddy, Ph.D. Vice President, IC and RF Systems Engineering	2010 2009 2008	200,923 170,000 177,192	— 10,000 —	(5)	— 389,508 —	40,068 34,000 —	140 5,794 —	(3) (4)	241,131 609,302 177,192

(1)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the aggregate grant date fair value related to option awards and performance option awards, and the aggregate grant fair market value related to stock awards, granted in the year indicated, pursuant to Accounting Standards Codification Topic 718. For a discussion of the valuation assumptions, see Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.
(2)	See “—Grants of Plan-Based Awards in Fiscal Year 2010” under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” for the amounts named executive officers were eligible to earn at target in fiscal 2010. Our board of directors retained discretion to approve payments in excess of the target amounts. See also “—Compensation Discussion and Analysis—Cash Incentive Compensation” for a discussion of how the bonus program worked in operation.
(3)	Represents premiums paid by the Company with respect to life insurance for the benefit of the officer.
(4)	Includes $23,681 and $5,794, respectively, paid to Drs. Seendripu and Reddy in 2009 for accrued vacation buy-outs.
(5)	Represents payments of $10,000 to each of Mr. Campa, Mr. Imura and Dr. Reddy on October 15, 2009 as discretionary bonuses.
(6)	Represents consulting fees paid to Mr. Campa prior to his becoming an employee.

Grants of Plan-Based Awards

The following table presents information concerning each grant of an award made to a named executive officer in fiscal 2010 under any plan.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Kishore Seendripu, Ph.D.
Option Award	—	—	—	—	—	—	—
Non-Equity Incentive
Cash Payment	3/15/2010	—	262,500	—	—	—	—
Joe D. Campa
Option Award	—	—	—	—	—	—	—
Non-Equity Incentive
Cash Payment	3/15/2010	—	63,000	—	—	—	—
Kimihiko Imura
Option Award	—	—	—	—	—	—	—
Non-Equity Incentive
Cash Payment	3/15/2010	—	63,000	—	—	—	—
Patrick E. McCready
Option Award	5/10/2010	—	—	—	35,000	16.58	325,952
Non-Equity Incentive
Cash Payment	3/15/2010	—	51,000	—	—	—	—
Madhukar Reddy, Ph.D.
Option Award	—	—	—	—	—	—	—
Non-Equity Incentive
Cash Payment	3/15/2010	—	63,000	—	—	—	—

(1)	Represents awards granted under our 2010 Executive Incentive Bonus Plan, which were based on achievement of certain levels of performance in fiscal year 2010. These columns show the awards that were possible at the threshold, target and maximum levels of performance. The column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table shows the actual awards earned in fiscal year 2010 by our named executive officers under the 2010 Executive Incentive Bonus Plan for 2010. These amounts were paid in early 2011.
(2)	Fair values of the option awards on the respective grant dates are computed in accordance with ASC 718. Our assumptions with respect to the calculation of stock-based compensation expense are set forth above in the notes to our consolidated financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning unexercised options for each named executive officer outstanding as of the end of fiscal 2010.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Kishore Seendripu, Ph.D.	34,086(1 22,604(2	) )	52,024 203,435		4.69 8.19	7/28/2019 10/27/2019

Joe D. Campa	133,201(3 17,044(1	) )	60,547 26,011		1.16 4.26	3/31/2018 7/28/2019

Kimihiko Imura	449(4 449(4 64,583(5 5,550(2	) ) ) )	— — 12,916 42,887		0.23 0.23 1.16 7.45	10/28/2015 10/28/2015 8/7/2017 10/27/2019

Patrick E. McCready	16,146(6 —)		48,436 35,000	(7)	8.39 16.58	12/28/2019 5/10/2020

Madhukar Reddy, Ph.D.	39,826(8 43,054(9 129,165(5 8,521(1 7,870(2	) ) ) ) )	— — 25,833 13,006 72,858		0.23 0.35 1.16 4.26 7.45	10/28/2015 7/6/2016 8/7/2017 7/28/2019 10/27/2019

(1)	This stock option was granted on July 28, 2009 and vests over four years. Subject to the optionee’s continuing to provide services, 25% of the shares subject to the stock option vest one year after grant, and 2.08% of the shares vest at the end of each monthly period thereafter.
(2)	This stock option was granted on October 27, 2009 and vests over four years. Subject to the optionee’s continuing to provide services, 10% of the shares subject to the stock option vest one year after grant, 20% of the shares subject to the stock option vest on the second anniversary of grant date, 30% of the shares subject to the stock option vest on the third anniversary of grant date, and 40% of the shares subject to the stock option vest on the fourth anniversary of grant date.
(3)	This stock option was granted on March 31, 2008 and vests over four years. Subject to the optionee’s continuing to provide services, 25% of the shares subject to the stock option vest one year after grant, and 2.08% of the shares vest at the end of each monthly period thereafter.
(4)	These stock options were granted on October 28, 2005 and fully vested over four years. Mr. Imura previously exercised 42,156 shares subject to the stock options.
(5)	This stock option was granted on August 7, 2007 and vests over four years. Subject to the optionee’s continuing to provide services, 25% of the shares subject to the stock option vest one year after grant, and 2.08% of the shares vest at the end of each monthly period thereafter.
(6)	This stock option was granted on December 28, 2009 and vests over four years. Subject to the optionee’s continuing to provide services, 25% of the shares subject to the stock option vest one year after grant, and 2.08% of the shares vest at the end of each monthly period thereafter.
(7)	This stock option was granted on May 10, 2010 and vests over four years. Subject to the optionee’s continuing to provide services, 10% of the shares subject to the stock option vest one year after grant, 20% of the shares subject to the stock option vest on the second anniversary of grant date, 30% of the shares subject to the stock option vest on the third anniversary of grant date, and 40% of the shares subject to the stock option vest on the fourth anniversary of grant date.
(8)	This stock option was granted on October 28, 2005 and fully vested over four years. Dr. Reddy previously exercised 16,145 shares subject to the stock options.
(9)	This stock option was granted on July 6, 2006 and vests over four years. Subject to the optionee’s continuing to provide services, 25% of the shares subject to the stock option vest one year after grant, and 2.08% of the shares vest at the end of each monthly period thereafter.

Option Exercises and Stock Vested at Fiscal Year-End 2010

None of the named executive officers exercised any stock options during fiscal year 2010.

Pension Benefits & Nonqualified Deferred Compensation

The Company does not provide a pension plan for its employees and no named executive officers participated in a nonqualified deferred compensation plan during the fiscal year ended December 31, 2010.

Employment Arrangements

In March 2008, we entered into an offer letter agreement with Mr. Campa. This offer letter set Mr. Campa’s base salary at an annual rate of $175,000. Pursuant to the offer letter agreement, Mr. Campa was granted options to purchase 193,748 shares of common stock under the 2004 Stock Plan. Mr. Campa is also entitled to participate in all employee benefit plans, including retirement programs, group health care plans and all fringe benefit plans.

Per the terms of his offer letter agreement, Mr. Campa was entitled to 50% vesting acceleration with respect to the options granted pursuant to such offer letter agreement in the event of an “involuntary termination” within twelve (12) months of a “change of control” (as such terms are defined in his offer letter agreement). However, the change of control agreement that we entered into with Mr. Campa (which agreement is described in further detail below under the section entitled “Potential Payments Upon Termination or Change of Control—Change in Control Agreements”) superseded the acceleration described in the preceding sentence.

In December 2009, we entered into an offer letter agreement with Patrick E. McCready. This offer letter set Mr. McCready’s base salary at an annual rate of $170,000. Pursuant to the offer letter agreement, Mr. McCready was granted an option to purchase 64,582 shares of common stock under the 2004 Stock Plan. Mr. McCready is also entitled to participate in all employee benefit plans, including retirement programs, group health care plans and all fringe benefit plans.

In December 2010, we entered into an offer letter agreement with Adam C. Spice. This offer letter set Mr. Spice’s base salary at an annual rate of $250,000 and provided for a target bonus of 50% of Mr. Spice’s annual base salary pursuant to our 2011 Executive Incentive Bonus Plan. In addition, pursuant to the offer letter agreement, Mr. Spice was granted an option to purchase 275,000 shares of our Class A common stock under our 2010 Equity Incentive Plan and received severance and termination protection benefits in connection with a change in control agreement, as described in the section below. Mr. Spice is also entitled to participate in all employee benefit plans, including retirement programs, group health care plans and all fringe benefit plans.

Potential Payments Upon Termination or Change of Control

Change in Control Agreements

Chief Executive Officer and Chief Financial Officer

Under the terms of change in control agreements that we have entered into with our chief executive officer, Dr. Seendripu, and our chief financial officer, Adam C. Spice , if the executive is a “Section 16 officer” immediately prior to a “change in control” (as such terms are defined in the change in control agreement) and upon or within 12 months following a change of control, the executive is involuntarily terminated by us or our successor without “cause” or he terminates voluntarily for “good reason” (as such terms are defined in the change in control agreement), we have agreed that the executive will be entitled to receive the following benefits:

•

a lump sum cash payment equal to 12 months of his base salary, determined at a rate equal to the greater of (A) his annual salary as in effect immediately prior to the change in control, or (B) his then current annual salary as of the date of such termination;

•	a lump sum cash payment equal to a prorated amount of his target annual bonus for the year immediately preceding the year of the change in control;

•	payment of premiums for continued health benefits under the Company’s health plans for 12 months following the executive’s termination provided that the executive constitutes a qualified beneficiary under applicable law and timely elects to continue coverage under applicable law; and

•	immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by the executive.

Effective January 4, 2011, Adam C. Spice was appointed our Vice President and Chief Financial Officer. As a result, Joe D. Campa, previously our principal financial officer, was no longer designated a “Section 16 officer” and thus no longer entitled to the change of control and termination benefits provided for under the change in control agreement previously entered into with Mr. Campa.

In addition, the change of control agreements with Dr. Seendripu and Mr. Spice provide that in the event that the severance payments and other benefits payable to such executives constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then such executive’s severance and other benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits.

Other Executive Officers

We have also entered into change in control agreements with Messrs. Imura, McCready and Dr. Reddy. Under the terms of these agreements, if the executive is a “Section 16 officer” of us or our successor immediately prior to a “change in control” (as such terms are defined in the change in control agreement) and upon or within 12 months following a change in control, the executive is involuntarily terminated by us or our successor without “cause” or the executive voluntarily terminates for “good reason” (as such terms are defined in the change in control agreement), the executive will be entitled to receive the following benefits:

•

a lump sum cash payment equal to 12 months of the executive’s base salary, determined at a rate equal to the greater of (A) his annual salary as in effect immediately prior to the change in control, or (B) his then current annual salary as of the date of such termination;

•	a lump sum cash payment equal to a prorated amount of his target annual bonus for the year immediately preceding the year of the change in control;

•

payment of premiums for continued health benefits under the Company’s health plans for 12 months following the executive’s termination provided that the executive constitutes a qualified beneficiary under applicable law and timely elects to continue coverage under applicable law; and

•	immediate vesting of 50% of the then-unvested portion of any outstanding equity awards held by the executive.

In addition, the change of control agreements with each of the executives provide that in the event that the severance payments and other benefits payable to such executives constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to the applicable excise tax, then such executive’s severance and other benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits.

For the purposes of these agreements, “change in control” is generally defined as: (i) a change in the ownership of the Company (i.e., the date any one person, or more than one person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such person, constitutes more than 50% of the total voting power of the stock of the Company); (ii) a change in the effective control of the Company which occurs on the date that a majority of members of the board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election; and (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

For the purposes of these agreements, “good reason” is generally defined as: (i) a material reduction of executive’s authority, duties or responsibilities; (ii) a material reduction in executive’s base compensation; (iii) the relocation of executive to a facility or location more than 50 miles from his or her primary place of employment; (iv) the failure of the Company to obtain the assumption of the agreement by a successor and/or acquirer; or (v) any material breach or material violation of a material provision of the change in control agreement by the Company (or any successor).

For the purposes of these agreements, “cause” is generally defined as: (i) an executive’s willful and continued failure to perform the duties and responsibilities of his or her position; (ii) any material act of personal dishonesty taken by executive; (iii) an executive’s conviction of or plea of nolo contendere to a felony; (iv) an executive’s willful breach of any fiduciary duty owed to the Company; (v) an executive being found liable in any SEC or other civil or criminal securities law action; (vi) an executive entering any cease and desist order; (vii) an executive obstructing or impeding or endeavoring to obstruct or impede or failing to materially cooperate with any investigation authorized by the board of directors or any governmental or self-regulatory entity; or (viii) an executive’s disqualifications or bars by any governmental or self-regulatory authority from serving in the capacity contemplated by the change in control agreement.

Estimated Termination Payments

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on the last business day of fiscal 2010 (December 31, 2010), and the closing price per share of MaxLinear’s Class A common stock on March 1, 2011. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Change of Control and Involuntary Termination
Name	Severance Payments Attributable to Salary ($)(1)	Severance Payments Attributable to Bonus ($)(2)	Acceleration of Equity Vesting ($)(3)	Health Care Benefits ($)(4)
Kishore Seendripu, Ph.D.	350,000	262,500	682,492	13,553
Joe D. Campa(5)	210,000	63,000	697,493	4,365
Kimihiko Imura	210,000	63,000	115,994	13,553
Patrick E. McCready	170,000	51,000	42,568	11,786
Madhukar Reddy, Ph.D.	210,000	63,000	252,856	13,283

(1)	The amounts shown in this column are equal to 12 months of the named executive officer’s base salary as of December 31, 2010.
(2)	The amounts shown in this column for the named executive officers represent a prorated amount of the executive’s target annual bonus for 2010.
(3)	For Dr. Seendripu, the amounts shown in this column are equal to the spread value between (i) the unvested portion of all outstanding stock options held by Dr. Seendripu on December 31, 2010 and (ii) the difference between the closing market price on March 1, 2011 of $10.15 per share and the exercise price. For all other executives, the amounts shown in this column are equal to the spread value between (i) 50% of the unvested portion of all outstanding stock options held by the named executive officer on December 31, 2010 and (ii) the difference between the closing market price on March 1, 2011 of $10.15 per share and the exercise price.
(4)	The amounts shown in this column are equal to the cost of covering the named executive officer and his or her eligible dependents coverage under our benefit plans for a period of 12 months, assuming that such coverage is timely elected under COBRA.
(5)	As of January 3, 2011, Mr. Campa was no longer designated a “Section 16 officer” and thus no longer entitled to the change of control and termination benefits provided for under the change in control agreements.

Equity Compensation Plan Information

The following table summarizes the number of outstanding options, warrants and rights granted to our employees, consultants, and directors, as well as the number of shares of Class A common stock and Class B common stock remaining available for future issuance, under our equity compensation plans as of December 31, 2010:

Plan category	Class of Common Stock	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)(2)	Class A	605,966	$13.8521	9,477,180
	Class B	4,125,655	3.7374	—
Equity compensation plans not approved by security holders	Class A	—	—	—
	Class B	—	—	—

Total		4,731,621	$5.0328	9,477,180

(1)	Consists of 2004 Stock Plan, 2010 Equity Incentive Plan, and 2010 Employee Stock Purchase Plan.
(2)	Our 2010 Equity Incentive Plan provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year, beginning with the 2011 fiscal year, equal to the least of (A) 2,583,311 shares of our Class A common stock, (B) four percent (4%) of the outstanding shares of our Class A common stock and Class B common stock on the last day of the immediately preceding fiscal year, or (C) such lesser amount as our board of directors or a designated committee acting as plan administrator may determine. Our 2010 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year, beginning with the 2011 fiscal year, equal to the least of (A) 968,741 shares of our Class A common stock, (B) one and a quarter percent (1.25%) of the outstanding shares of our Class A common stock and Class B common stock on the first day of the fiscal year, or (C) such lesser amount as our board of directors or a designated committee acting as administrator of the plan may determine.

RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Related Person Transactions

Investor Rights Agreement

We have entered into an investors’ rights agreement with certain holders of our Class A and/or Class B common stock that provides for certain rights relating to the registration of their shares of Class A and/or Class B common stock, including those issued upon conversion of their previously-held preferred stock.

Change in Control Agreements

We have entered into agreements providing termination and change of control benefits to certain of our executive officers as described under the caption “Executive Compensation, Potential Payments Upon Termination or Change of Control” above.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our directors, executive officers, and certain controlling persons. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Policy Concerning Audit Committee Approval of Related Person Transactions

Our board of directors and audit committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires MaxLinear’s directors, executive officers, and holders of more than 10% of its Class A and Class B common stock to file with the SEC reports regarding their ownership and changes in ownership of MaxLinear’s securities. MaxLinear believes that, to date during 2010, its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP

The following table sets forth information, as of March 1, 2011, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock;

•	Each of our directors and nominees for the board of directors;

•	Each of our named executive officers; and

•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o MaxLinear, Inc., 2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 15,062,661 shares of Class A common stock and 17,028,985 shares of Class B common stock outstanding at March 1, 2011. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 1, 2011. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

The information provided in the table is based on our records, information filed with the SEC, and information provided to MaxLinear, except where otherwise noted.

	Shares Beneficially Owned				% Total Voting Power M&A and Incentive Plans(1)		% Total Voting Power All Other Matters(2)
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Shares	Percentage (%)	Shares	Percentage (%)
Executive Officers and Directors:
Kishore Seendripu, Ph.D.(3)	—	—	4,191,644	24.52	22.27		12.86
Curtis Ling, Ph.D.(4)	—	—	721,464	4.23	3.69		2.13
Joe D. Campa(5)	—	—	178,588	1.04	*	*	*	*
Brendan Walsh(6)	43,054	*	378,588	2.21	1.65		1.08
Michael Kastner(7)	—	—	149,060	*	*	*	*	*
Madhukar Reddy, Ph.D.(8)	—	—	318,514	1.84	*	*	*	*
Kimihiko Imura(9)	—	—	512,695	3.00	2.35		1.36
Patrick E. McCready(10)	—	—	25,028	*	*	*	*	*
Adam C. Spice (11)	—	—	—	*	*	*	*	*
Kenneth P. Lawler(12)	—	*	1,533,943	9.01	8.28		4.78
David E. Liddle, Ph.D.(13)	10,446	*	3,623,934	21.27	19.50		11.29
Thomas E. Pardun(14)	—	—	25,984	*	*	*	*	*
Albert J. Moyer(15)	—	—	23,823	*	*	*	*	*
Donald E. Schrock(16)	—	—	23,823	*	*	*	*	*
All directors and executive officers as a group (14 people)(17)	53,500	*	11,707,088	65.20	58.19		33.76

	Shares Beneficially Owned				% Total Voting Power M&A and Incentive Plans(1)		% Total Voting Power All Other Matters(2)
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Shares	Percentage (%)	Shares	Percentage (%)
5% Stockholders:
Entities affiliated with U.S. Venture Partners(18)	10,446	*	3,613,077	21.22	19.50		11.29
Entities affiliated with Battery Ventures(19)	16,235	*	1,533,943	9.01	8.28		4.83
Entities affiliated with Mission Ventures(20)	—	—	2,932,656	17.22	15.82		9.14
Entities affiliated with The TCW Group(21)	3,756,273	24.94	—	—	2.03		11.70
Entities Associated with Fidelity(22)	2,048,718	13.60	—	—	1.11		6.38
William Blair & Company, L.L.C.(23)	778,430	5.17	—	—	*	*	2.43

(*)	Represents beneficial ownership of less than 1%.
(**)	Represents voting power of less than 1%.
(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to one vote per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote, except that the Class B common stock will vote separately as required by law and as follows: (A) the Class B common stock will be entitled to vote as a separate class with respect to the election of two members of our board of directors that are designated as Class B directors (currently, Dr. Seendripu and Dr. Ling), and (B) the Class B common stock will have ten votes per share in connection with (i) approving transactions that result in a change of control of us, and (ii) that relate to certain increase to our equity incentive plans. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis. This column represents the voting power percentage of each such stockholder with respect to matters in connection with approving transactions that result in a change of control of us or that relate to our equity incentive plans.
(2)	Represents the voting power percentage of each such stockholder with respect to all other matters that are submitted to the stockholders for a vote other than in connection with approving transactions that result in a change of control of us or that relate to our equity incentive plans.
(3)	Consists of 18,920 shares held of record by the Seendripu Relatives Trust (“Relatives Trust”), 2,542,266 shares held of record by the Seendripu Family Trust (“Family Trust”), 783,296 shares held of record by the Kishore V. Seendripu Annuity Trust (“Kishore Trust”) and 783,296 shares held of record by the Rekha S. Seendripu Annuity Trust (“Rekha Trust”). Kishore V. Seendripu, a member of our board of directors and Named Executive Officer, is a trustee of the Relatives Trust, the Family Trust, the Kishore Trust and the Rekha Trust. Rekha Seendripu, Kishore V. Seendripu’s spouse, is a trustee of the Family Trust. Includes options to purchase 63,866 shares, which will be exercisable within 60 days of March 1, 2011.
(4)	Includes options to purchase 37,125 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(5)	Includes options to purchase 169,978 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(6)	Includes options to purchase 76,591 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(7)	Consists of options to purchase 149,060 shares, of which 140,450 will be vested and exercisable within 60 days of March 1, 2011 and options to purchase 8,610 shares, which are unvested but exercisable, subject to Mr. Kastner entering into the Company’s standard form of restricted stock purchase agreement under the Company’s 2004 Stock Plan.
(8)	Includes 6,269 shares held of record by Madhukar Reddy, Custodian for Anavi Reddy UTMA of CA, 6,269 shares held of record by Madhukar Reddy, Custodian for Arnav Reddy UTMA of CA and options to purchase 243,146 shares, which will be vested and exercisable within 60 days of March 1, 2011.

(9)	Includes 298,767 shares held of record by the ImuraTrust, 37,429 shares held of record by the KI Trust, Kimihiko Imura Trustee (“KI Trust”) and 52,511 shares held of record by the YI Trust, Yoshiko Imura Trustee (“YI Trust”). Kimihiko Imura, a Named Executive Officer, is the sole trustee of the KI Trust. Yoshiko Imura, Kimihiko Imura’s spouse, is the sole trustee of the YI Trust. Includes options to purchase 77,489 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(10)	Includes options to purchase 25,028 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(11)	No options will be exercisable within 60 days of March 1, 2011.
(12)	Consists of 1,505,106 shares held of record by Battery Ventures VII, L.P. and 28,837 shares held of record by Battery Investment Partners VII, L.L.C. Kenneth P. Lawler, a member of our board of directors, is a managing member of Battery Partners VII, L.L.C., which is the sole general partner of Battery Ventures VII, L.P. and the sole managing member of Battery Investment Partners VII, L.L.C. The other managing members of Battery Partners VII, L.L.C. are Thomas J. Crotty, Richard D. Frisbie, Morgan M. Jones, Roger H. Lee, R. David Tabors and Scott R. Tobin. The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by Battery Ventures VII, L.P. and Battery Investment Partners VII, L.L.C. Each managing member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein. The address of the entities affiliated with Battery Ventures is 930 Winter Street, Suite 2500, Waltham, MA 02451. No options will be exercisable within 60 days of March 1, 2011.
(13)	Consists of 3,529,845 shares held of record by U.S. Venture Partners VIII, L.P. (“USVP VIII”), 34,070 shares held of record by USVP VIII Affiliates Fund, L.P., 39,556 shares held of record by USVP Entrepreneur Partners VIII-A, L.P., and 20,052 shares held of record by USVP Entrepreneur Partners VIII-B, L.P. David Liddle, Ph.D., a member of our board of directors, is a managing member of Presidio Management Group VIII, L.L.C. (“PMG VIII”), the general partner of USVP VIII, USVP VIII Affiliates Fund, L.P., USVP Entrepreneur Partners VIII-A, L.P., and USVP Entrepreneur Partners VIII-B, L.P. The other managing members of PMG VIII are Timothy Connors, Irwin Federman, Winston Fu, Steven M. Krausz, Jonathan D. Root, Christopher Rust, Casey Tansey and Philip M. Young. The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by USVP VIII, USVP VIII Affiliates Fund, L.P., USVP Entrepreneur Partners VIII-A, L.P. and USVP Entrepreneur Partners VIII-B, L.P. Each managing member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein. The address of the entities affiliated with U.S. Venture Partners is 2735 Sand Hill Road, Menlo Park, CA 94025. Includes options to purchase 10,857 shares, which will be vested and exercisable within 60 days of March 1, 2011.
(14)	Includes options to purchase 25,984 shares, which will be exercisable within 60 days of March 1, 2011.
(15)	Includes options to purchase 23,823 shares, which will be exercisable within 60 days of March 1, 2011.
(16)	Includes options to purchase 23,823 shares, which will be exercisable within 60 days of March 1, 2011.
(17)	Includes (i) 10,833,818 shares held of record by the current directors and executive officers; and ii) 926,770 shares issuable upon exercise of options exercisable within 60 days of March 1, 2011.
(18)	Consists of 3,529,845 shares held of record by U.S. Venture Partners VIII, L.P. (“USVP VIII”), 34,070 shares held of record by USVP VIII Affiliates Fund, L.P., 39,556 shares held of record by USVP Entrepreneur Partners VIII-A, L.P., and 20,052 shares held of record by USVP Entrepreneur Partners VIII-B, L.P. David Liddle, Ph.D., a member of our board of directors, is a managing member of Presidio Management Group VIII, L.L.C. (“PMG VIII”), the general partner of USVP VIII, USVP VIII Affiliates Fund, L.P., USVP Entrepreneur Partners VIII-A, L.P., and USVP Entrepreneur Partners VIII-B, L.P. The other managing members of PMG VIII are Timothy Connors, Irwin Federman, Winston Fu, Steven M. Krausz, Jonathan D. Root, Christopher Rust, Casey Tansey and Philip M. Young. The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by USVP VIII, USVP VIII Affiliates Fund, L.P., USVP Entrepreneur Partners VIII-A, L.P. and USVP Entrepreneur Partners VIII-B, L.P. Each managing member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein. The address of the entities affiliated with U.S. Venture Partners is 2735 Sand Hill Road, Menlo Park, CA 94025.

(19)	Consists of 1,505,106 shares held of record by Battery Ventures VII, L.P. 28,837 shares held of record by Battery Investment Partners VII, L.L.C., 1,667 shares held of record by Crotty Clan LLC, 3,324 shares held of record by Thomas J. Crotty, 2,171 shares held of record by Frisbie Family Foundation, 1,662 shares held of record by Richard Frisbie, 2,997 shares held of record by Morgan M. Jones, 1,417 shares held of record by R. David Tabors, and 2,997 shares held of record by Scott R. Tobin. Kenneth P. Lawler, a member of our board of directors, is a managing member of Battery Partners VII, L.L.C., which is the sole general partner of Battery Ventures VII, L.P. and the sole managing member of Battery Investment Partners VII, L.L.C. The other managing members of Battery Partners VII, L.L.C. are Thomas J. Crotty, Richard D. Frisbie, Morgan M. Jones, Roger H. Lee, R. David Tabors and Scott R. Tobin. The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by Battery Ventures VII, L.P. and Battery Investment Partners VII, L.L.C. Each managing member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein. The address of the entities affiliated with Battery Ventures is 930 Winter Street, Suite 2500, Waltham, MA 02451.
(20)	Consists of 2,809,486 shares held of record by Mission Ventures III, L.P. and 123,170 shares held of record by Mission Ventures Affiliates III, L.P.. Edward E. Alexander is the managing partner of Mission Ventures III, L.L.C., which is the general partner of each of Mission Ventures III, L.P. and Mission Ventures Affiliates III, L.P. The other managing members of Mission Ventures III, L.L.C. are David Ryan, Robert Kibble and Leo Spiegel. The individuals listed herein may be deemed to have shared voting and dispositive power over the shares which are or may be deemed to be beneficially owned by Mission Ventures III, L.P. and Mission Ventures Affiliates III, L.P. Each managing member disclaims beneficial ownership of the shares except to the extent of their pecuniary interest therein. The address of the entities affiliated with Mission Ventures is 11455 El Camino Real, Suite 450, San Diego, CA 92130.
(21)	Based on the most recently available Schedule 13G filed with the SEC for the quarter ended December 31, 2010, includes 2,895,445 shares of Class A common stock beneficially owned by Trust Company of the West, TCW Asset Management Company, TCW Investment Management Company and TCW Capital Investment Corporation in their capacities as an investment advisors. Trust Company of the West, TCW Asset Management Company, TCW Investment Management Company and TCW Capital Investment Corporation are wholly-owned subsidiaries of The TCW Group, Inc., a parent holding company. The address of the entities affiliated with The TCW Group is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(22)	Based on the most recently available Form 13G filed with the SEC for the quarter ended December 31, 2010, includes 2,048,718 shares beneficially owned by Fidelity Management & Research Company (“Fidelity”) in its capacity as an investment advisor to Fidelity Growth Company Fund. Fidelity is a wholly-owned subsidiary of FMR LLC, a parent holding company. The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109. The address of FMRCo is 900 Salem Street, Smithfield, Rhode Island, 02917.
(23)	Based on the most recently available Schedule 13G filed with the SEC for the quarter ended December 31, 2010. The address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, Illinois 60606.

OTHER MATTERS

We know of no other matters to be submitted at the 2011 annual meeting. If any other matters properly come before the 2011 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2011 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Carlsbad, California

April 1, 2011

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 6, 2011.
Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/MXL
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — You must sign the card for your vote to be counted.

The Board of Directors recommends a vote FOR all the nominees listed.								+
1. Election of Class I Director elected by the Holders of Class A common stock and Class B common stock:				2. Election of Class I Director elected by the Holders of Class B common stock:
	For	Against	Withhold		For	Against	Withhold
01 - Albert J. Moyer*	☐	☐	☐	03 -Curtis Ling, Ph.D.*	☐	☐	☐
02 - Donald E. Schrock*	☐	☐	☐	*Each to serve until 2014.

The Board of Directors recommends a vote FOR Proposal 3 and 5 and every 1 Year for Proposal 4.

	For	Against	Abstain		1 Yr	2 Yrs	3 Yrs	Abstain
3. Advisory vote on executive compensation (say on pay vote).	☐	☐	☐	4. Advisory vote on the approval of the frequency of stockholder votes on executive compensation (say when on pay).	☐	☐	☐	☐
	For	Against	Abstain
5. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐	6. In their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2011 Annual Meeting Admission Ticket

2011 Annual Meeting of

MaxLinear, Inc. Stockholders

Friday, May 6, 2011, 8:30 a.m. Local Time

MaxLinear, Inc.

2051 Palomar Airport Road

Suite 100, Carlsbad, CA 92011

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

- - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — MaxLinear, Inc.	+

Notice of 2011 Annual Meeting of Stockholders

2051 Palomar Airport Road, Suite 100, Carlsbad, CA 92011

Proxy Solicited by Board of Directors for Annual Meeting — May 6, 2011

Kishore Seendripu, Ph.D. or Adam C. Spice, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of MaxLinear, Inc. to be held on May 6, 2011 or at any postponement or adjournment thereof, and to vote all shares of Class A or Class B common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

FOR THE PROPOSALS ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEM 1, 2, 3 AND 5 AND “FOR” EVERY ONE YEAR FOR THE PROPOSAL IDENTIFIED IN ITEM 4. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE ELECTION OF THE CLASS II DIRECTORS LISTED IN ITEM 1, “FOR” THE ELECTION OF THE CLASS II DIRECTOR LISTED IN ITEM 2, “FOR” THE PROPOSAL LISTED IN ITEM 3, “FOR” EVERY 1 YEAR FOR THE PROPOSAL LISTED IN ITEM 4, AND “FOR” THE PROPOSAL LISTED IN ITEM 5; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+